                       ---------------------------------
                       DATED                       2001



                                HOMESIDE MORTGAGE
                            SECURITIES TRUST 2001-1
                               SUPPLEMENTAL DEED



                            PERPETUAL TRUSTEE COMPANY
                                     LIMITED
                               ("ISSUER TRUSTEE")
                          HOMESIDE GLOBAL MBS MANAGER,
                                      INC.
                            ("GLOBAL TRUST MANAGER")
                        NATIONAL AUSTRALIA BANK LIMITED
                                   ("SELLER")
                                  P.T. LIMITED
                              ("SECURITY TRUSTEE")
                             NATIONAL AUSTRALIA BANK
                          LIMITED, TRADING AS HOMESIDE
                                  ("SERVICER")






                            MALLESONS STEPHEN JAQUES
                                   Solicitors

                                    Level 60
                             Governor Phillip Tower
                                 1 Farrer Place
                                 Sydney NSW 2000
                           Telephone (61 2) 9296 2000
                              Fax (61 2) 9296 3999
                                  DX 113 Sydney
                                    Ref: SRF



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                                                                               1
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CONTENTS                HOMESIDE MORTGAGE SECURITIES TRUST 2001-1
                        SUPPLEMENTAL DEED
--------------------------------------------------------------------------------

                       PART 1 - INTERPRETATION                                2

                       1     INTERPRETATION                                   2

                             Definitions                                      2
                             Transaction Document                             16
                             Limited to Trust                                 16
                             Definitions and consistency                      16
                             Master Security Trust Deed                       16
                             Register                                         16
                             Transfer of Notes                                17
                             Reporting Statement                              17
                             Definitions Schedule                             17
                             Support Facilities                               18
                             Master Trust Deed                                18

                       PART 2 - THE TRUST AND ITS ASSETS                      19

                       2     TRUST                                            19

                             Name of Trust                                    19
                             Determination of final Payment Date              19
                             Realisation of Assets of the Trust               19
                             Conditions of Sale during 180 days               19
                             Right of refusal                                 20
                             Sale at lower price                              20
                             Conditions of sale after 180 days                20
                             Further conditions of sale after 180 days        21
                             Procedures pending winding-up                    21
                             Costs on winding-up of the Trust                 22
                             Calculation of Final Distributions               22
                             Final Distributions                              22

                       3     ENTITLEMENT OF BENEFICIARIES                     22

                             Issue of Units                                   22
                             Residual Capital Unit                            23
                             Residual Income Unit                             23
                             Unit Register                                    24
                             Transfer of Units                                24
                             Limit on rights                                  25

                       4     CONSUMER CREDIT CODE                             25

                             Right of indemnity - Consumer Credit Legislation 25
                             Servicer                                         25

                       5     REPURCHASE OPTION                                26

                             Clean-Up offer                                   26
                             Calculation                                      26
                             Acceptance                                       26
                             Consent of Noteholders                           26
                             Reconveyance                                     26
                             Clean-Up Amount                                  27

                                                                               2
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                             Purchase of Defaulted Loans                      28

                       6     MORTGAGE LOANS                                   28

                             Requirement to satisfy                           28

                       PART 3 - THE NOTES                                     29

                       7     PURPOSE                                          29

                             Purpose                                          29
                             Criteria                                         29
                             General                                          29

                       8     TERMS OF ISSUE OF THE NOTES                      29

                             Notes to be issued                               29
                             Form, constituent documents and denomination of
                             the Notes                                        30
                             Issue of Redraw Notes                            30
                             Initial Invested Amount of the Notes             31
                             Interest on the Class A Notes                    31
                             Interest on the A$ Notes                         31
                             Overdue interest                                 31
                             Redemption                                       32
                             Issuer Trustee's Covenant to the Noteholders     32
                             Register                                         33
                             Transfer and Transmission of Notes               33
                             Taxation                                         33
                             Prescription                                     34
                             Rounding of Payments                             34
                             Call Option                                      34
                             Redemption for Taxation or Other Reasons         34

                       9     CONDITIONS PRECEDENT                             36

                             Conditions precedent to the issue of Notes       36

                       10    REPRESENTATIONS AND WARRANTIES                   37

                             Representations and Warranties                   37
                             Trust representations and warranties             38

                       11    PAYMENTS                                         38

                             Manner                                           38
                             Cleared Funds                                    39

                       PART 4 - PRINCIPAL AND INCOME DETERMINATIONS AND
                             PAYMENTS                                         40

                       12    COLLECTIONS                                      40

                             Establishment of Collections Account with
                             Servicer                                         40
                             Remittance to Collection Account                 40
                             Servicer's Collections                           40

                       13    TERMINATION OF THE SWAPS AND APPLICATION OF
                             THRESHOLD RATE                                   40

                             Calculation of Threshold Rate                    40
                             Termination of Basis Swap or Fixed Rate Swap     41
                             Servicer's Discretion                            41
                             Issuer Trustee's power                           42

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                                                                               3
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                             Termination of Linked Deposit Accounts           42
                             Gross Up for Linked Deposit Accounts             42

                       14    CASHFLOW ALLOCATION METHODOLOGY                  42

                             General                                          42
                             Collection Period                                42
                             Finance Charge Collections                       42
                             Calculation of Available Income                  43
                             Principal Draw                                   43
                             Liquidity Drawing                                44
                             Calculation and application of Total Available
                             Income                                           44
                             Required Payments (Interest waterfall)           44
                             Excess Available Income                          46
                             Principal Collections                            47
                             Redraw Shortfall                                 47
                             Principal Distributions                          48
                             Payments of Principal on the Notes and to the
                             Redraw Facility Provider                         49
                             Principal Charge-Offs                            50
                             Carryover Principal Charge-Offs                  51
                             Increases                                        51
                             Early Repayment Costs                            52
                             Application of proceeds following an Event of
                             Default                                          52
                             Excluded Amount                                  54

                       15    DETERMINATIONS BY GLOBAL TRUST MANAGER           54

                             Determinations by Global Trust Manager           54

                       16    GLOBAL TRUST MANAGER, ISSUER TRUSTEE AND
                             SERVICER FEES                                    55

                             Global Trust Manager's fee                       55
                             Issuer Trustee's fee                             55
                             Servicer's fee                                   56
                             Fee and GST                                      56

                       PART 5 - GENERAL                                       57

                       17    NOTICES                                          57

                             Notices                                          57
                             Deemed receipt                                   58

                       18    COUNTERPARTS                                     58

                       19    DAMAGES                                          58

                             Claim for Damages                                58
                             Allocation of Damages                            59

                       20    MISCELLANEOUS                                    59

                             Certificate                                      59
                             Exercise of rights                               59
                             Waiver and variation                             59
                             Supervening legislation                          59
                             Approvals and consent                            59
                             Remedies cumulative                              60
                             Indemnities                                      60
                             Time of the essence                              60
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                                                                               4
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                             Receipts                                         60
                             Acknowledgment                                   60
                             Disclosure of information                        60
                             Rights cumulative                                60
                             Signatures                                       61

                       21    GOVERNING LAW                                    61

                             Governing Law                                    61
                             Submission to jurisdiction                       61
                             Service                                          61

                       22    LIMITED RECOURSE - ISSUER TRUSTEE                61

                       23    SELLER TRUST                                     61

                             Constitution of Seller Trust                     61
                             Declaration of Trust                             62
                             Entitlement                                      62
                             Dealing with assets                              62
                             Treatment of Shared Collateral                   62
                             Proceeds                                         63
                             Claw-Back                                        64
                             Duties                                           64
                             Indemnity                                        64
                             Termination                                      64
                             Transfer                                         64
                             Other liabilities                                65
                             Shared Securities                                65

                       24    SELLER PROVISIONS                                65

                             Set-Off                                          65
                             Seller Downgrade                                 65
                             Reduction or increase of Seller Deposit          66
                             Interest on Seller Deposit                       67
                             Seller Upgrade                                   67
                             Termination of Trust or Amendments to Mortgage
                             Loans                                            67
                             Withdrawals from the account                     68

                       SCHEDULE 1  REGISTER                                   69

                       SCHEDULE 2  TRANSFER OF NOTES                          72

                       SCHEDULE 3  STEPDOWN PERCENTAGE                        76

                                                                               1
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                       HOMESIDE MORTGAGE SECURITIES TRUST 2001-1
                       SUPPLEMENTAL DEED

DATE:                                             2001

PARTIES: PERPETUAL TRUSTEE COMPANY LIMITED (ABN 42 000 001 007) in its capacity as trustee of the Trust having its registered office at Level 7, 39 Hunter Street, Sydney NSW 2000 (hereinafter included in the expression
                       "ISSUER TRUSTEE")
                       HOMESIDE GLOBAL MBS MANAGER, INC having an office at 7301 Baymeadows Way, Jacksonville, Florida 32256, United States of America ("GLOBAL TRUST MANAGER")
                       NATIONAL AUSTRALIA BANK LIMITED (ABN 12 004 044 937) having its registered office at Level 24, 500 Bourke Street, Melbourne, Victoria 3000 (in its capacity as "SELLER")
                       P.T. LIMITED (ABN 67 004 454 666) in its capacity as security trustee of the Security Trust having its registered office at Level 7, 39 Hunter Street, Sydney NSW 2000 (hereinafter included in the expression "SECURITY TRUSTEE")
                       NATIONAL AUSTRALIA BANK LIMITED (TRADING AS HOMESIDE) (ABN 12 004 044 937) having its registered office at Level 24, 500 Bourke Street, Melbourne, Victoria 3000 (in its capacity as "SERVICER")

RECITALS:
                 A. By the Master Trust Deed, provision was made for the establishment of the Trust pursuant to a Notice of Creation of Trust, which will be regulated by this deed.

                 B.    The Issuer Trustee may acquire Mortgage Loans.

                 C. The Security Trustee will hold a security interest over the Assets of the Trust under the Master Security Trust Deed and the Deed of Charge.

                 D. The Servicer will be appointed to service the Mortgage Loans, which, from time to time, will comprise Assets of the Trust under, the Servicing Agreement and this deed.

                 E. The Issuer Trustee, at the direction of the Global Trust Manager, may obtain funds by issuing the Notes in accordance with the terms of this deed.

                 F. The parties to this deed have agreed that the terms and conditions for the constitution of the Trust and the issuing of the Notes in respect of the Trust will be the terms and conditions set out in the Master Trust Deed and this deed.

                                                                               2
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OPERATIVE PROVISIONS:

PART 1 - INTERPRETATION

1     INTERPRETATION
--------------------------------------------------------------------------------
DEFINITIONS

                 1.1 The following words have these meanings unless the contrary intention appears:

                        A$ means the lawful currency of the Commonwealth of Australia.

                        A$ CLASS A INTEREST AMOUNT means, in respect of a Class A Note, a Payment Date and the Interest Period ending on (but excluding) that Payment Date, an amount calculated as follows:

                             A  =  B  x  C  x   N
                                               ---
                                               365

                        where:

                        A  =  the A$ Class A Interest Amount for that Interest
                              Period;

                        B  =  the Total Invested Amount of the Class A Notes
                              on the Determination Date immediately preceding the commencement of that Interest Period;

                        C  =  the A$ Class A Interest Rate for that Interest
                              Period; and

                        N  =  the number of days in that Interest Period.

                        A$ CLASS A INTEREST RATE means, in respect of a Class A Note, a Payment Date and the Interest Period ending on (but excluding) that Payment Date, the aggregate of:

                        (a)   the Bank Bill Rate for that Interest Period; and

                        (b)   the A$ Class A Margin for that Class A Note.

                        A$ CLASS A MARGIN, in respect of a Class A Note, has the same meaning as the "Spread" specified under the heading "A$ Floating Amounts payable by Party B" in the confirmation for each Currency Swap.

                        A$ CLASS A PRINCIPAL means, in relation to a Payment Date, the aggregate of:

                        (a) the amount allocated on that Payment Date from Principal Collections to the A$ Class A Principal pursuant to clause 14.13(e); and

                        (b) the amount allocated on that Payment Date from Excess Available Income to the A$ Class A Principal pursuant to clauses 14.10(a)(i) and 14.10(b)(i).

                                                                               3
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                        A$ EQUIVALENT means, in relation to an amount which is
                        calculated, determined or expressed in US$ or which includes a component determined or expressed in US$, that US$ amount or US$ component (as the case may be) multiplied by the A$ Exchange Rate and expressed in A$.

                        A$ EXCHANGE RATE means the "A$ Exchange Rate" specified under the heading "Exchange Rates" in the confirmation for each Currency Swap.

                        A$ NOTE means a Class B Note and a Redraw Note, as the case may be.

                        A$ NOTE INTEREST AMOUNT means, in respect of an A$ Note, a Payment Date and the Interest Period ending on (but excluding) that Payment Date, the amount calculated in accordance with clause 8.7 for that A$ Note.

                        A$ NOTE INTEREST RATE means, in respect of an A$ Note, a Payment Date and the Interest Period ending on (but excluding) that Payment Date, the aggregate of:

                        (a)   the Bank Bill Rate for that Interest Period; and

                        (b)   the A$ Note Margin for that A$ Note.

                        A$ NOTE MARGIN means, in relation to an A$ Note, the margin (expressed as a percentage per annum) notified by the Global Trust Manager for the relevant A$ Note in accordance with the Dealer Agreement (in the case of the Class B Notes) or as determined by the Global Trust Manager under clause 8.3 of this deed (in the case of Redraw Notes), as the case may be, and advised by the Global Trust Manager to the Issuer Trustee.

                        AGGREGATE STATED AMOUNT means, on any Determination Date, the aggregate of the A$ Equivalent of the Stated Amounts of the relevant Notes at that time.

                        AVAILABLE INCOME means, for any period, the amount calculated in accordance with clause 14.4.

                        AVAILABLE LIQUIDITY AMOUNT has the meaning given to it in the Liquidity Facility Agreement.

                        AVAILABLE REDRAW AMOUNT has the meaning given to it in the Redraw Facility Agreement.

                        BANK BILL RATE means, in respect of any Interest Period, the rate expressed as a percentage per annum:

                        (a) calculated by taking the rate appearing on the Reuters screen BBSW page at or about 10.15 am (Melbourne time) on the first day of that Interest Period for each bank so quoting (being no fewer than five) as being the mean buying and selling rate for a bill (which for the purpose of this definition means a bill of exchange of the type specified for the purpose of quoting on the Reuters screen BBSW page) having a tenor of 90 days after

                                                                               4
--------------------------------------------------------------------------------
                        eliminating the highest and the lowest mean rates and taking the average of the remaining mean rates (rounded up, if necessary, to the nearest four decimal places);

                        (b) if fewer than five banks quote on the Reuters screen BBSW page, the rate calculated as above by taking the rates otherwise quoted by five banks otherwise authorised to quote rates on the Reuters screen BBSW page at or about 10.15 am (Melbourne time) for a bill of exchange having a tenor of 90 days; or

                        (c) if a rate cannot be determined in accordance with the procedures in (a) or (b), the rate specified in good faith by the Global Trust Manager at or around that time on that day, having regard, to the extent possible, to comparable indices then available as to the rate otherwise bid and offered for bills of exchange having a tenor of 90 days, provided that, in respect of the first Interest Period if the Interest Period is less than 90 days, the Bank Bill Rate for that Interest Period will be the Bank Bill Rate for 90 days and if the first Interest Period is greater than 90 days, the Bank Bill Rate for that Interest Period will be calculated by the Global Trust Manager to be a linear interpolated rate for the relevant period.

                        BASIS SWAP means an ISDA Master Agreement, the schedule relating to it and each confirmation between the Basis Swap Provider, the Issuer Trustee and the Global Trust Manager under which the Issuer Trustee pays to the Basis Swap Provider an amount in respect of Purchased Mortgage Loans that do not bear interest at a fixed rate and under which the Basis Swap Provider pays to the Issuer Trustee an amount calculated by reference to the Bank Bill Rate.

                        BASIS SWAP PROVIDER means National Australia Bank Limited or such other person who may be appointed under this deed or the Basis Swap to act as the Basis Swap Provider.

                        CALL OPTION DATE means, in respect of the Notes, each Payment Date commencing on or after the earlier of:

                        (a)   the Payment Date falling in April 2008; and

                        (b) the Payment Date on which the aggregate Outstanding Principal Balance of all Housing Loans referable to the Purchased Mortgage Loans (calculated as at the end of the immediately preceding Collection Period) is less than 10% of the aggregate Outstanding Principal Balance of all Housing Loans referable to the Purchased Mortgage Loans on the Closing Date.

                        CARRYOVER PRINCIPAL CHARGE-OFF has the meaning given in clause 14.15.

                        CLASS A BOOK-ENTRY NOTE means a Book-Entry Note (as defined in the Definitions Schedule) issued in respect of the Class A Notes.

                                                                               5
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                        CLASS A DEFINITIVE NOTE means a Definitive Note (as
                        defined in the Definitions Schedule) issued in respect of the Class A Notes.

                        CLASS A NOTE means a Note referred to in clause 8.1(a) and issued on the terms and conditions contained in the Class A Note Conditions.

                        CLASS A NOTEHOLDER has the same meaning as in the Class A Note Conditions.

                        CLASS A NOTE CONDITIONS means the terms and conditions for the Class A Notes as annexed as Schedule 1 to the Note Trust Deed in respect of the Trust.

                        CLASS A NOTE OWNER means a Note Owner (as defined in the Definitions Schedule) in respect of the Class A Notes.

                        CLASS A NOTE PERCENTAGE means on any Determination Date a percentage calculated as follows:

                                   ASA(A)
                          CANP = ---------
                                 ASA + RPO

                        where:

                        CANP   = the Class A Note Percentage

                        ASA(A) = the Aggregate Stated Amount of the Class A
                                 Notes on the immediately preceding
                                 Determination Date;

                        ASA    = the Aggregate Stated Amount of all Notes on the
                                 immediately preceding Determination Date;

                        RPO    = the Redraw Principal Outstanding calculated on
                                 the immediately preceding Determination Date,

                        provided that, in respect of the first Determination Date, such amounts will be calculated by reference to the Initial Invested Amount of the relevant Classes of Notes and RPO will be zero.

                        CLASS A NOTE REGISTER means the Note Register (as defined in the Definitions Schedule) maintained in respect of the Class A Notes.

                        CLASS A NOTE REGISTRAR means the Note Registrar (as defined in the Definitions Schedule) in respect of the Class A Notes.

                        CLASS B NOTE means a Note referred to in clause 8.1(b) issued on the terms and conditions contained in this deed and the Dealer Agreement.

                        CLASS B NOTEHOLDER means each person who is from time to time entered in the Register as the holder of a Class B Note.

                        CLASS B PERCENTAGE means, on any Determination Date, a percentage calculated as follows:

                                   ASA(B)
                          CANP = ---------
                                 ASA + RPO

                                                                               6
--------------------------------------------------------------------------------
                        where:

                        CBP    = the Class B Percentage;

                        ASA(B) = the Aggregate Stated Amount of the Class B
                                 Notes on the immediately preceding
                                 Determination Date;

                        ASA    = the Aggregate Stated Amount of all Notes on the
                                 immediately preceding Determination Date;

                        RPO    = the Redraw Principal Outstanding calculated on
                                 the immediately preceding Determination Date,

                        provided that, in respect of the first Determination Date, such amounts will be calculated by reference to the Initial Invested Amount of the relevant Classes of Notes and RPO will be zero.

                        CLASS B PRINCIPAL means, in relation to a Payment Date, the aggregate of:

                        (a) the amount allocated on that Payment Date from Principal Collections to the Class B Principal pursuant to clause 14.13(f); and

                        (b) the amount allocated on that Payment Date from Excess Available Income to the Class B Principal pursuant to clauses 14.10(c) and 14.10(d).

                        CLEAN-UP ACCOUNT means the bank account established by the Issuer Trustee under clause 5.6(iii)(A) and, pending the establishment of that bank account in accordance with this deed, means the Collections Account.

                        CLEAN-UP AMOUNT means, on a Determination Date, an amount equal to the lesser of:

                        (a)   0.25% x (TIA + RPO); and

                        (b)   $25,000,

                        where TIA is the Total Invested Amount of all Notes on that Determination Date and RPO is the Redraw Principal Outstanding on that Determination Date.

                        CLEAN-UP OFFER has the meaning given to it in clause
                        5.1.

                        CLEAN-UP OFFER AMOUNT has the meaning given to it in clause 5.1.

                        CLEAN-UP OPTION means the offer by the Issuer Trustee to reconvey the Purchased Mortgage Loans to the Seller under clause 5.1.

                        CLOSING DATE means the date on which the offer contained in a Secondary Sale Agreement is accepted by the Issuer Trustee.

                        COLLATERAL ACCOUNT means any collateral account (as defined in, and established under, a Support Facility).

                                                                               7
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                        COLLECTION PERIOD means, in relation to a Payment Date,
                        the period from (and including) the first day of the Quarter immediately preceding the related Determination Date up to (and including) the last day of the Quarter immediately preceding the related Determination Date except in the case of the first Collection Period, which commences on the day after the Cut-Off Date and ends on 31 March 2001.

                        COLLECTIONS means:

                        (a) all amounts received by the Seller, the Servicer, the Global Trust Manager or the Issuer Trustee after the Cut-Off Date in respect of the Purchased Mortgage Loans (including, without limitation, all principal, interest, the proceeds received under any Mortgage Insurance Policy, any proceeds recovered from any enforcement action in respect of a Purchased Mortgage Loan, amounts received on a repurchase of a Purchased Mortgage Loan, any amount received from the Seller as damages in respect of a breach of any representation, warranty or covenant in connection with the Purchased Mortgage Loans and any other amounts received in relation to the Purchased Mortgage Loans), but excluding:

                        (b)   the Servicer's Collections;

                        (c)   any Early Repayment Costs; and

                        (d) any interest credited to any Collateral Account in respect of a Support Facility.

                        CURRENCY SWAP means each ISDA Master Agreement, the schedule to it, each confirmation issued under it, and any credit support annex entered into in connection with it between a Currency Swap Provider, the Issuer Trustee, the Global Trust Manager and a person acting as the support provider.

                        CURRENCY SWAP PROVIDER means each of National Australia Bank Limited and Deutsche Bank AG, New York Branch, and any other person who subsequently enters into a currency swap with the Issuer Trustee and the Global Trust Manager.

                        DEALER AGREEMENT means the agreement entitled "HomeSide Mortgage Securities Trust 2001-1 Dealer Agreement" between the Issuer Trustee, the Global Trust Manager, the Seller and National Australia Securities Limited (ABN 84 006 982 332).

                        DEFINITIONS SCHEDULE means the deed entitled "HomeSide Mortgage Securities Trusts Definitions Schedule" dated on or about the date of this deed and made between the parties named in schedule 1 to that deed.

                        DELEGATION DEED means the deed entitled "HomeSide Mortgage Securities Trusts Deed of Delegation" dated 24 January 2001 between

                                                                               8
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                        the Global Trust Manager and National Australia Managers
                        Limited (ABN 70 006 437 565).

                        DETERMINATION DATE means the day which is 5 Business Days prior to a Payment Date.

                        EARLY REPAYMENT COSTS mean those costs which are actually received from a Debtor during a Collection Period as a result of the Debtor prepaying any amount in respect of a Fixed Interest Rate Loan.

                        ENFORCEMENT EXPENSES means all expenses paid by or on behalf of the Servicer in connection with the enforcement of any Purchased Mortgage Loan.

                        EXCESS AVAILABLE INCOME has the meaning given to it in clause 14.10.

                        EXPENSES OF THE TRUST means all costs, charges and expenses reasonably and properly incurred by the Issuer Trustee or the Global Trust Manager in connection with the Trust and any other amounts for which the Issuer Trustee is entitled to be reimbursed or indemnified out of the Trust and which the Issuer Trustee elects to pay, including, without limitation, the expenses as described in -clause 26.3 of the Master Trust Deed.

                        EXTRAORDINARY EXPENSES means, on a Determination Date, any out of pocket expenses incurred by the Issuer Trustee during the immediately preceding Collection Period that are not Required Payments in respect of that Determination Date.

                        FINAL MATURITY DATE means the Payment Date occurring in January 2027.

                        FINAL TERMINATION DATE means the date referred to in clause 2.2.

                        FINANCE CHARGE COLLECTIONS means, in respect of a Determination Date, the amount calculated in accordance with clause 14.3.

                        FIXED INTEREST RATE LOAN means any Housing Loan comprising part of a Mortgage Loan in respect of which the Seller or the Servicer cannot vary the interest rate charged to the Debtor for a specified period of time.

                        FIXED RATE SWAP means an ISDA Master Agreement, the schedule relating to it and each confirmation between the Fixed Rate Swap Provider, the Issuer Trustee and the Global Trust Manager, under which the Issuer Trustee pays to the Fixed Rate Swap Provider an amount in respect of Purchased Mortgage Loans that bear interest at a fixed rate and under which the Fixed Rate Swap Provider pays to the Issuer Trustee an amount calculated by reference to the Bank Bill Rate.

                        FIXED RATE SWAP PROVIDER means National Australia Bank Limited, or such other person who may be appointed under this deed or the Fixed Rate Swap to act as the Fixed Rate Swap Provider.

                        INITIAL INVESTED AMOUNT has, in relation to a Class A Note, the meaning given to it in clause 8.5(a) and, in relation to an A$ Note, has the meaning given to it in clause 8.5(b).

                                                                               9
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                        INTEREST AMOUNT means, in respect of a Class A Note and
                        in respect of any Interest Period, the amount calculated in accordance with clause 8.6.

                        INTEREST PERIOD, in respect of a Note, means (initially) the period from (and including) the Issue Date to (but excluding) the first Payment Date and thereafter each period from (and including) each Payment Date to (but excluding) the next following Payment Date. The final Interest Period is from (and including) the Payment Date immediately preceding the date on which interest ceases to accrue on the Note pursuant to the Class A Note Conditions or this deed, as the case may be, to (but excluding) the date on which interest ceases to accrue on the Note pursuant to the Class A Note Conditions or this deed, as the case may be.

                        INVESTED AMOUNT on any Determination Date:

                        (a) in respect of a Class A Note, has the same meaning as in the Class A Note Conditions;

                        (b) in respect of an A$ Note, means an amount equal to:

                              (i) the Initial Invested Amount of that A$ Note; less

                              (ii) the aggregate of all Principal Amounts which have been paid before that date in relation to that A$ Note; less

                              (iii) the Principal Amount to be paid on the next Payment Date in relation to that A$ Note.

                        LINKED DEPOSIT ACCOUNT means a deposit account maintained by a Debtor with the Seller under which either:

                        (a) interest that would otherwise be earned in respect of the deposit account is set off against interest due under the Housing Loan of that Debtor; or

                        (b) interest is not earned on the deposit account, but interest due under the Housing Loan of that Debtor is calculated by deducting the credit balance of that deposit account from the balance of the Housing Loan, and then applying the interest rate applicable to the Housing Loan to the result.

                        LIQUIDITY DRAWING means the amount drawn under the Liquidity Facility on any Payment Date.

                        LIQUIDITY SHORTFALL means, on a Determination Date, the amount (if any) by which the Payment Shortfall on that Determination Date exceeds the Principal Draw which is allocated on that Determination Date for application towards the Payment Shortfall in accordance with clause 14.5.

                        MORTGAGE INSURANCE INTEREST PROCEEDS means, in respect of a Purchased Mortgage Loan, the amount received by or on behalf of the Issuer Trustee under a Mortgage Insurance Policy and which is


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                                                                              10
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                        determined by the Global Trust Manager not to be in the
                        nature of principal.

                        MORTGAGE INSURANCE POLICY includes, for the purposes of the Definitions Schedule, the Pool Insurance Policy.

                        MORTGAGE INSURER means each of:

                        (a)   GE Mortgage Insurance Pty Limited (ABN 61 071 466
                              334);

                        (b) GE Capital Mortgage Insurance Corporation (Australia) Pty Limited (ABN 52 081 488 440); and

                        (c)   Housing Loans Insurance Corporation,

                        and any other mortgage insurer approved by the Global Trust Manager and acceptable to each Current Rating Agency.

                        NOTES means:

                        (a)   the Class A Notes;

                        (b)   the Class B Notes; and

                        (c)   the Redraw Notes.

                        OTHER INCOME means, on a Determination Date (and without double counting any amounts included in Other Income on a preceding Determination Date) any interest received on Authorised Investments or on the Collections Account during the immediately preceding Collection Period and any other miscellaneous income received or expected to be received by the Issuer Trustee on or before the immediately following Payment Date but excluding any interest received on any Collateral Account.

                        PAYMENT DATE means the 20th day of each of January, April, July and October. The first Payment Date will be 20 April 2001.

                        PAYMENT SHORTFALL means, on a Determination Date, the amount by which the Available Income is insufficient to meet the Required Payments as calculated on that Determination Date.

                        PENALTY PAYMENT means:

                        (a) the amount of any liability (including, without limitation, any civil or criminal penalty) which the Issuer Trustee is liable for under the Consumer Credit Code;

                        (b) any other liability payable by the Issuer Trustee, or legal costs or other expenses payable or incurred by the Issuer Trustee, in relation to such liability;

                        (c) any amount which the Issuer Trustee agrees to pay (with the consent of the Servicer) to a Debtor or other person in settlement of any liability or alleged liability or application for an order under Part 6 of the Consumer Credit Code; and

                                                                              11
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                        (d)   any legal costs or other costs and expenses
                              payable or incurred by the Issuer Trustee in relation to that application or settlement,

                        to the extent to which a person can be indemnified for that liability, money or amount under the Consumer Credit Code.

                        POOL INSURANCE POLICY means the policy of insurance to be issued to the Issuer Trustee and the Seller by GE Capital Mortgage Insurance Corporation (Australia) Pty Limited in respect of Purchased Mortgage Loans which are not subject to Lender's Mortgage Insurance. The POOL INSURANCE POLICY comprises a MORTGAGE INSURANCE POLICY for the purposes of the Definitions Schedule in respect of the Trust.

                        PRINCIPAL AMOUNT means, in respect of any Note and any Payment Date, any amount of principal which is payable in respect of such Note on such Payment Date.

                        PRINCIPAL CHARGE-OFFS means, in respect of a Collection Period, the aggregate losses including principal and interest (as determined by the Global Trust Manager) for all Purchased Mortgage Loans which arise during that Collection Period after all enforcement action has been taken in respect of any Purchased Mortgage Loan and after taking into account:

                        (a) all proceeds received as a consequence of enforcement under any Purchased Mortgage Loans (less the relevant Enforcement Expenses) during that Collection Period;

                        (b) proceeds of any claims under a Mortgage Insurance Policy during that Collection Period; and

                        (c) any payments received during that Collection Period from the Seller or the Servicer for a breach of its obligations under the Transaction Documents.

                        PRINCIPAL COLLECTIONS means, in respect of a Determination Date and the Collection Period immediately preceding that Determination Date, the amount calculated in accordance with clause 14.11.

                        PRINCIPAL DRAW means each distribution of Principal Collections made in accordance with clauses 14.5 and 14.13(c).

                        QUARTER means the three month period in each year commencing on 1 January, 1 April, 1 July and 1 October.

                        RECOVERIES means amounts received from or on behalf of Debtors or under any Mortgage or any Collateral Security in respect of Purchased Mortgage Loans that were previously the subject of a loss as described in the definition of Principal Charge-Offs.

                        REDRAW means the Seller's re-advance to a Debtor of repayments of principal made by that Debtor on its Housing Loan in accordance with the terms of the relevant Loan Agreement.

                        REDRAW DRAWING has the meaning given to that term in the Redraw Facility Agreement.


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                                                                              12
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                        REDRAW LIMIT has the meaning given to it in the Redraw
                        Facility Agreement in respect of the Trust.

                        REDRAW NOTE means a Note referred to in clause 8.1(c) issued on the terms and conditions contained in this deed.

                        REDRAW NOTE PERCENTAGE means on any Determination Date a percentage calculated as follows:

                                   ASA(RN)
                          CANP = ---------
                                 ASA + RPO

                        where:

                        RNP     = the Redraw Note Percentage;

                        ASA(RN) = the Aggregate Stated Amount of the Redraw
                                  Notes on the immediately preceding
                                  Determination Date;

                        ASA     = the Aggregate Stated Amount of all Notes on
                                  the immediately preceding Determination Date; and

                        RPO     = the Redraw Principal Outstanding on the
                                  immediately preceding Determination Date,

                        provided that, on the first Determination Date, the Redraw Note Percentage will be zero.

                        REDRAW NOTEHOLDER means each person who is from time to time entered in the Register as the holder of a Redraw Note.

                        REDRAW NOTE PRINCIPAL means, in relation to a Payment Date, the aggregate of:

                        (a) the amount allocated on that Payment Date from Principal Collections to the Redraw Note Principal pursuant to clause 14.13(d); and

                        (b) the amount allocated on that Payment Date from Excess Available Income to Redraw Note Principal pursuant to clauses 14.10(a)(iii) and 14.10(b)(iii).

                        REDRAW PRINCIPAL in relation to a Payment Date, means the aggregate of:

                        (a) the amount allocated on that Payment Date from Principal Collections to the Redraw Principal pursuant to clause 14.13(b); and

                        (b) the amount allocated on that Payment Date from Excess Available Income to the Redraw Principal pursuant to clauses 14.10(a)(ii) and 14.10(b)(ii).

                        REDRAW PRINCIPAL OUTSTANDING means, on a Determination Date, an amount equal to:

                                                                              13
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                        (a)   the aggregate of all Redraw Drawings previously
                              made or to be made on the immediately following Payment Date; less

                        (b) the aggregate amount of all Redraw Principal previously paid under clause 14.14(b) to the Redraw Facility Provider; less

                        (c) the amount of any Redraw Principal under clause 14.14(b) to be paid to the Redraw Facility Provider on the immediately following Payment Date; less

                        (d) the amount of any Principal Charge-Offs allocated to the Redraw Principal Outstanding under clause 14.14A(b)(ii) on that Determination Date which will not be reimbursed on the immediately following Payment Date under clause 14.10(a)(ii); less

                        (e)   (without double counting any Principal
                              Charge-Offs) any Carryover Principal Charge-Offs in respect of the Redraw Principal Outstanding which have not been reimbursed on or before the immediately following Payment Date under clause 14.10(b)(ii).

                        REDRAW SHORTFALL means, on a Determination Date, the amount (if any) by which the Principal Collections (as calculated on that Determination Date and prior to taking into account any Redraw Drawings to be made on the next Payment Date and the proceeds of any Redraw Notes to be issued on the next Payment Date) are insufficient to meet in full any Redraws made by the Seller during the immediately preceding Collection Period which are repayable to the Seller pursuant to clause 14.13(a).

                        RELEVANT PARTIES means each of the Global Trust Manager, the Seller, the Servicer, the Security Trustee, the Depositor, the Calculation Agent, each Paying Agent, the Note Trustee, each Counterparty, the Redraw Facility Provider and the Liquidity Facility Provider.

                        REQUIRED PAYMENTS means the aggregate of the priority payments in paragraphs (a) to (g) inclusive of clause
                        14.8 calculated by the Global Trust Manager on each Determination Date under clause 14.8.

                        REQUIRED CREDIT RATING means in respect of:

                        (a) S&P, either a short term rating of A-1+ or a long term rating of AAA (as the case may be) or such other rating agreed between the Global Trust Manager and S&P and notified to the Issuer Trustee; and

                        (b)   Fitch, F1+ (or where the Seller is the Servicer,
                              F1) or such other rating agreed between the Global Trust Manager and Fitch and notified to the Issuer Trustee; and

                        (c) Moody's, P-1 or such other rating agreed between the Global Trust Manager and Moody's and notified to the Issuer Trustee; and

                                                                              14
--------------------------------------------------------------------------------
                        (d) any other Current Rating Agency, a rating acceptable to that Current Rating Agency.

                        SECURED MONEY has the meaning given to it in the Deed of Charge for the Trust.

                        SECURED PROPERTY has the meaning given to it in the Deed of Charge for the Trust.

                        SECURITIES ACT means the Securities Act of 1933 (US).

                        SERVICER'S COLLECTIONS means any and all amounts in the nature of a fee, charge or expense (however described) paid by a Debtor under or in connection with a Purchased Mortgage Loan during the life of, or on prepayment or repayment of, that Purchased Mortgage Loan, in each case as determined by the Servicer and notified to the Global Trust Manager and the Issuer Trustee (but excluding any Early Repayment Costs).

                        STATED AMOUNT:

                        (a) has, in relation to a Class A Note, the same meaning as in the Class A Note Conditions;

                        (b) means, in relation to an A$ Note on any Determination Date, an amount equal to:

                              (i) the Invested Amount of that A$ Note on that Determination Date; less

                              (ii) the amount of any Principal Charge-Offs to be allocated to that A$ Note under clause 14.14A on that Determination Date which will not be reimbursed on the immediately following Payment Date under clause 14.10(a)(iii) (in the case of a Redraw
                                     Note) or clause 14.10(c) (in the case of a Class B Note); less

                              (iii) (without double counting any Principal Charge-Offs) any Carryover Principal Charge-Offs in respect of that A$ Note which have not been reimbursed on or before the immediately following Payment Date under clause 14.10(b)(iii) (in the case of a Redraw Note) or clause 14.10(d) (in the case of a Class B Note).

                        STEPDOWN PERCENTAGE means, on any Determination Date and in respect of the immediately following Payment Date, the percentage calculated in accordance with schedule 3 on that Determination Date.

                        SUPPORT FACILITIES includes, in addition to those items set out in the Definitions Schedule:

                        (a)   the Basis Swap;

                        (b)   the Fixed Rate Swap; and

                        (c)   each Currency Swap.

                                                                              15
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                        THRESHOLD RATE means the sum of the minimum interest
                        rates required to be set on the Housing Loans forming part of the Purchased Mortgage Loans which will ensure that the Issuer Trustee has sufficient funds available to meet its obligations under the Transaction Documents (assuming that all parties comply with their obligations under such documents and such Housing Loans) and taking into account Housing Loans where the Seller does not have the discretion under the Loan Agreement to vary the interest rate of that Housing Loan and moneys held in Authorised Investments where the yield is determined externally and not by the Servicer.

                        TOTAL AVAILABLE INCOME means, on a Determination Date, the amount calculated in accordance with clause 14.7 on that Determination Date.

                        TOTAL INVESTED AMOUNT means, on any Determination Date, the aggregate A$ Equivalent of the Invested Amount of the relevant Notes on that Determination Date.

                        TRANSACTION DOCUMENTS means in respect of the Trust:

                        (a) the Master Trust Deed (insofar as it applies to the Trust);

                        (b) the Definitions Schedule (insofar as it applies to the Trust);

                        (c) the Notice of Creation of Trust in respect of the Trust;

                        (d)   this deed;

                        (e) the Servicing Agreement (insofar as it applies to the Trust);

                        (f) the Master Security Trust Deed (insofar as it applies to the Trust); (g) the Deed of Charge;

                        (h)   each Support Facility;

                        (i)   the Note Trust Deed;

                        (j)   the Agency Agreement;

                        (k)   the Delegation Deed;

                        (l)   the Initial Sale Agreement;

                        (m)   any Initial Offer to Sell;

                        (n)   the Secondary Sale Agreement;

                        (o)   any Secondary Offer to Sell;

                        (p)   each Note;

                        (q)   the Underwriting Agreement;

                        (r)   the Dealer Agreement; and

                                                                              16
--------------------------------------------------------------------------------
                        (s) such other documents as may be agreed from time to time between the Issuer Trustee and the Global Trust Manager.

                        TRUST means the HomeSide Mortgage Securities Trust
                        2001-1.

                        US$ or US DOLLARS means the lawful currency of the United States of America.

                        UNDERWRITING AGREEMENT means the agreement entitled "Underwriting Agreement" between the Issuer Trustee, the Global Trust Manager, the Seller and Deutsche Securities Inc. (as representative for the underwriters named in it).

                        UNIT REGISTER has the meaning given to it in clause 3.7(a).

                        WAIVER OF SET-OFF in relation to a Housing Loan means a provision, in the related Mortgage or Loan Agreement or otherwise, by which, inter alia, the Debtor agrees to make all payments in respect of the Housing Loan without set-off or counterclaim unless prohibited by law.

TRANSACTION DOCUMENT
                  1.2 This deed is a Transaction Document for the purposes of the Master Trust Deed.

LIMITED TO TRUST
                  1.3 The rights and obligations of the parties under this deed relate only to the Trust (as defined in this deed), and do not relate to any other Trust (as defined in the Definitions Schedule).

DEFINITIONS AND CONSISTENCY
                  1.4 Terms which are defined in this deed apply to the Trust only. Capitalised terms used but not defined in this deed have the meanings given to them in the Definitions Schedule. In the event of any inconsistency between a term defined in this deed and a term defined in the Definitions Schedule, the term defined in this deed will prevail. In the event of any inconsistency between a provision of this deed and a provision of any other Transaction Document, the provision of this deed shall prevail.

                  1.5 Subject to clause 1.6, clauses 1.2 to 1.5 (inclusive) of the Definitions Schedule are deemed to be incorporated in this deed as if set out in full in it.

                  1.6 If after the date of this deed any amendment is made to the Definitions Schedule, such amendment shall apply to this deed only if each party to this deed so agrees and if the amendment is made in a manner consistent with clause 28 of the Master Trust Deed.

MASTER SECURITY TRUST DEED
                  1.7   The Master Security Trust Deed applies to the Trust.

REGISTER
                  1.8 The Register in respect of the A$ Notes issued in respect of the Trust is to be maintained in accordance with Schedule 1. The Register will be maintained in respect of A$ Notes only and all references in Schedule 1 to "Notes" are to be construed accordingly.

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TRANSFER OF NOTES
                  1.9 A transfer of A$ Notes of the Trust shall be effected in accordance with clause 8.12 and with Schedule 2. All references in Schedule 2 to "Notes" are to be construed as references to "A$ Notes".

REPORTING STATEMENT
                  1.10 The Reporting Statement in respect of the Trust shall contain (amongst other things) the following details:

                        (a) the Total Invested Amount and the Aggregate Stated Amount of each class of Notes as calculated on the related Determination Date;

                        (b) the A$ Note Interest Rates on the A$ Notes for the related Interest Period;

                        (c) the interest payments and principal distributions on each class of Notes in respect of the related Payment Date;

                        (d) the Total Available Income as calculated on the related Determination Date;

                        (e) the aggregate Outstanding Principal Balance of the Housing Loans forming part of the Purchased Mortgage Loans as at the close of business on the last day of the related Collection Period;

                        (f) the delinquency and loss statistics with respect to the Mortgage Loans as at the close of business on the last day of the related Collection Period;

                        (g) the Redraw Shortfall, if any, calculated on the related Determination Date;

                        (h) the amount of any shortfall in Total Available Income as calculated on the related Determination Date;

                        (i) the amount of any Liquidity Drawing, to be made on the related Payment Date;

                        (j) the amount of Principal Collections that are available for distribution on the related Payment Date;

                        (k) the Redraw Note Principal, if any, in respect of the related Payment Date;

                        (l) the amount of any Principal Draw, to be made on the related Payment Date;

                        (m) the Principal Charge-Offs and the Carryover Principal Charge-Offs for each class of Notes and the Redraw Facility; and

                        (n) any other items of information applicable to the Notes and the related Determination Date or Payment Date.

DEFINITIONS SCHEDULE
                  1.11  For the purposes of the Definitions Schedule:

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                        (a)   the Class A Notes and the Redraw Notes are "Senior
                              Notes";

                        (b) the Class A Noteholders and the Redraw Noteholders are "Senior Noteholders";

                        (c)   the Class B Notes are "Junior Notes"; and

                        (d)   the Class B Noteholders are "Junior Noteholders".

                  1.12  For the purposes of the Trust:

                        (a) the Global Trust Manager confirms that it has requested each of S&P, Moody's and Fitch to rate the Notes; and

                        (b) the Residual Capital Unitholder and the Residual Income Unitholder is the National Australia Bank Limited.

SUPPORT FACILITIES
                  1.13 For the purposes of the Definitions Schedule and the Deed of Charge, each Support Facility is a "Support Facility".

MASTER TRUST DEED
                  1.14 The Global Trust Manager and the Issuer Trustee agree that, for the purposes of the Trust, clause 19 of the Master Trust Deed is deleted and replaced with the following:

                              "(a) Subject to paragraph (b), the recourse of the Issuer Trustee, the Global Trust Manager and any creditor (including, without limitation, any Secured Creditor) in respect of a Trust is limited to the Assets of that particular Trust.

                              (b) Paragraph (a) does not limit the rights of any Secured Creditor under clause 33 (or any similar provision in any Transaction Document) or any other provision in any Transaction Document entitling a Secured Creditor to exercise its rights or to take proceedings in respect of the Trust."

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PART 2 - THE TRUST AND ITS ASSETS

2     TRUST
--------------------------------------------------------------------------------
NAME OF TRUST
                  2.1 The Trust to which this deed applies will be known as the "HomeSide Mortgage Securities Trust 2001-1".

DETERMINATION OF FINAL PAYMENT DATE
                  2.2 The Issuer Trustee must, as soon as practicable following the Termination Date of the Trust, declare on the direction of the Global Trust Manager, a date ("FINAL TERMINATION DATE") (which, if Notes have been issued and have not then been redeemed (or deemed to be redeemed) in full, must be a Payment Date and must not be the next Payment Date immediately after the declaration if the Determination Date in relation to that Payment Date has then passed), being a date by which the Issuer Trustee reasonably believes that the sale and distribution of the Assets of the Trust will be completed in accordance with this clause 2. Based on the direction of the Global Trust Manager, the Issuer Trustee may substitute another date as the Final Termination Date (which, if the Notes have not been redeemed in full, must be a Payment Date) if it reasonably believes that the Assets will not in fact be sold and distributed by the then Final Termination Date.

REALISATION OF ASSETS OF THE TRUST
                  2.3 Subject to clause 2.2, upon the occurrence of the Termination Date of the Trust, the Issuer Trustee, in consultation with the Global Trust Manager, must sell and realise the Assets of the Trust (and, in relation to the sale (other than pursuant to clause 2.5) of any Mortgage Loans forming part of the Assets of the Trust, the Issuer Trustee must obtain appropriate expert advice prior to the sale) and such sale (so far as is reasonably practicable and reasonably commercially viable) must be completed within 180 days of the Termination Date of the Trust provided that during the period of 180 days from that Termination Date:

                        (a) the Issuer Trustee must not sell the Mortgage Loans at less than an amount equal to the Repurchase Price of the Housing Loans which comprise part of the Mortgage Loans that then form part of the Assets of the Trust;

                        (b) the Issuer Trustee must not sell any Mortgage Loans unless the sale is on terms in accordance with clause 2.4; and

                        (c) the Issuer Trustee must not sell any Mortgage Loans unless it has first offered the Mortgage Loans for sale to the Seller or its nominee in accordance with clause 2.5 and the Seller or its nominee has either not accepted that offer within 90 days of that Termination Date or has accepted that offer but not paid the consideration due by the time required pursuant to clause 2.5.

CONDITIONS OF SALE DURING 180 DAYS
                  2.4 The Issuer Trustee must not conclude a sale pursuant to clause 2.3 (other than pursuant to clause 2.5) unless:

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                        (a)   any Mortgage Loans sold pursuant to that sale are
                              assigned in equity only (unless the Issuer Trustee already holds legal title to such Mortgage Loans);

                        (b) the sale is expressly subject to the Servicer's rights to be retained as Servicer of the Mortgage Loans in accordance with the terms of this deed; and

                        (c) the sale is expressly subject to the rights of the Seller Trust in respect of those Mortgage Loans pursuant to this deed and the Seller's rights (as beneficiary of the Seller Trust) in respect of those Mortgage Loans pursuant to this deed.

RIGHT OF REFUSAL

                  2.5   (a)   On the Termination Date of the Trust, the Issuer
                              Trustee is deemed to irrevocably offer to extinguish in favour of the Seller, its entire right, title and interest in the Mortgage Loans forming part of the Assets of the Trust in return for the payment to the Issuer Trustee of an amount equal to the Repurchase Price (as at the Termination Date of the Trust) of the Housing
                              Loans which comprise part of the Mortgage Loans then forming part of the Assets of the Trust.

                        (b) The Seller may verbally accept the offer referred to in clause 2.5(a) within 90 days after the Termination Date of the Trust and having accepted the offer, must pay to the Issuer Trustee, in immediately available funds, the amount referred to in clause 2.5(a) by the expiration of 180 days after the Termination Date of the Trust. If the Seller accepts such offer, the Issuer Trustee must execute whatever documents the Seller reasonably requires to complete the extinguishment of the Issuer Trustee's rights, title and interest in the Mortgage Loans then forming part of the Assets of the Trust.

                        (c) The Issuer Trustee must not sell any Mortgage Loans referred to in clause 2.5(a) unless the Seller has failed to accept the offer referred to in clause 2.5(a) within 90 days after the Termination Date of the Trust or, having accepted the offer, has failed to pay the amount referred to in clause 2.5(a) by the expiration of 180 days after the Termination Date of the Trust.

SALE AT LOWER PRICE
                  2.6 If, after the expiration of the period of 180 days from the Termination Date of the Trust, the Issuer Trustee has not sold the Mortgage Loans which form part of the Assets of the Trust for the amount determined in accordance with clause 2.3(a), the Issuer Trustee may proceed to sell such Mortgage Loans free from the prohibition contained in clause 2.4(a) and may, if necessary, sell such Mortgage Loans on the terms set out in clause 2.7 if the terms of that clause are satisfied. If any Mortgage Loans are sold for less than the price for those Mortgage Loans determined in accordance with clause 2.5(a), then any such shortfall must be allocated as provided for in clause 2.11.

CONDITIONS OF SALE AFTER 180 DAYS
                  2.7 Upon the expiration of the period of 180 days from the Termination Date of the Trust, the Issuer Trustee may, if necessary (in its

                                                                              21
--------------------------------------------------------------------------------
                        reasonable opinion) sell the Mortgage Loans forming part of the Assets of the Trust for an amount which is less than the Repurchase Price of the Housing Loans which comprise part of the Mortgage Loans and, in that case, the Issuer Trustee shall:

                        (a) take all necessary steps to protect the Issuer Trustee's interest in, and title to, the Mortgage Loans;

                        (b) terminate the rights and obligations of the Servicer in respect of those Mortgage Loans; and

                        (c) sell the legal and beneficial ownership in such Mortgage Loans to the prospective purchaser free of the Seller Trust and all rights of the Seller to repurchase such Mortgage Loans in accordance with this deed.

FURTHER CONDITIONS OF SALE AFTER 180 DAYS
                  2.8 If the Issuer Trustee sells the Mortgage Loans forming part of the Assets of the Trust pursuant to clause 2.7, the Issuer Trustee must include as a condition of the sale that the purchaser will:

                        (a) consent to the granting in favour of the Seller of mortgages and other Security Interests subsequent to the Mortgages assigned to the purchaser;

                        (b) enter into priority agreements with the Seller, in the form then specified in the Servicing Procedures, limiting the priority of the Mortgages and Collateral Securities assigned to the purchaser over any subsequent mortgages and other Security Interests held by the Seller to the then principal outstanding of the relevant Housing Loan and any interest fees and expenses on this amount; and

                        (c) use reasonable endeavours to obtain the consent of the providers of Mortgages and Collateral Securities assigned to the purchaser, and any other relevant person, to the grant of subsequent mortgages and other Security Interests to the Seller.

PROCEDURES PENDING WINDING-UP
                  2.9 During the period commencing on the Termination Date of the Trust and ending on the Final Termination Date:

                        (a) the Issuer Trustee, the Servicer and the Global Trust Manager must continue to perform their respective roles in accordance with the Master Trust Deed and this deed in respect of the Assets of the Trust;

                        (b) all Collections (if any) must continue to be deposited in the Collections Account in accordance with this deed;

                        (c) all proceeds arising from the sale of Assets of the Trust must be deposited into the Collections Account; and

                                                                              22
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                        (d)   the Issuer Trustee must continue to make all
                              payments determined and directed by the Global Trust Manager as required to be made in accordance with this deed.

COSTS ON WINDING-UP OF THE TRUST
                  2.10 On the Determination Date (if applicable) prior to the Final Termination Date, the Global Trust Manager (in consultation with the Issuer Trustee) must in respect of the Trust make provision for all Taxes, costs, charges, expenses, claims and demands anticipated to become payable after the Final Termination Date in connection with or arising out of the administration or winding up of the Trust, including the fees of any consultants whom the Issuer Trustee, the Seller, the Servicer, the Security Trustee or the Global Trust Manager have employed in connection with the administration or winding up of the Trust. Such costs (if any) will be treated as an Expense of the Trust by the Global Trust Manager in making its determinations as to payments to be made on the Final Termination Date in accordance with clause 2.11.

CALCULATION OF FINAL DISTRIBUTIONS
                  2.11 Prior to the Final Termination Date, the Global Trust Manager must determine how the amounts (if any) standing to the credit of the Collections Account are to be distributed and must make such determination in accordance with the provisions of this deed for payments and allocations of any Principal Collections and Finance Charge Collections. After making such determinations the Global Trust Manager must notify the Issuer Trustee of the allocations and payments to be made on the Final Termination Date.

FINAL DISTRIBUTIONS
                  2.12 On the Final Termination Date determined under clause 2.2, the Issuer Trustee must make the payments that the Global Trust Manager directs it to make pursuant to clause 2.11.

3     ENTITLEMENT OF BENEFICIARIES
--------------------------------------------------------------------------------
ISSUE OF UNITS
                  3.1 The beneficial interest in the Trust is, on the date of this deed, represented by the issue of:

                        (a)   one Residual Capital Unit; and

                        (b)   one Residual Income Unit,

                        to the Residual Capital Unitholder and the Residual Income Unitholder, respectively, pursuant to the Notice of Creation of Trust.

                  3.2 The Global Trust Manager must evidence the issue of the Units referred to in clause 3.1 by entering each Unitholder's name in the Unit Register.

                  3.3 The holder of the Residual Capital Unit and the holder of each Residual Income Unit, issued in accordance with this clause and the Notice of Creation of Trust, hold the beneficial interest in the Trust in accordance with the Master Trust Deed and this deed.

                                                                              23
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                  3.4   A failure by the Issuer Trustee to issue a Residual
                        Income Unit does not affect the Residual Income Unitholders' rights as beneficiary of the Trust under the Master Trust Deed and this deed.

RESIDUAL CAPITAL UNIT

                  3.5   (a)   The initial holder of the Residual Capital Unit is
                              National Australia Bank Limited.

                        (b) The issue price of the Residual Capital Unit was the amount of $5, paid by National Australia Bank Limited under the Notice of Creation of Trust on establishment of the Trust.

                        (c) The beneficial interest held by the holder of the Residual Capital Unit is limited to the Trust and each Asset of the Trust (other than any Asset of the Trust held on trust for the holders of Residual Income Units under clause 3.6) subject to and in accordance with the Master Trust Deed and this deed.

                        (d) The holder of the Residual Capital Unit has no right to receive distributions in respect of the Trust other than the right to receive on the Final Termination Date the entire beneficial interest of the Trust subject to the rights of holders of Residual Income Units. The Residual Capital Unit may not be redeemed at any time or in any other way.

                        (e) The Residual Capital Unit is not transferable without the written consent of the Issuer Trustee.

RESIDUAL INCOME UNIT

                  3.6   (a)   The initial holder of the first Residual Income
                              Unit is National Australia Bank Limited. The issue price of the first Residual Income Unit was the amount of $5 paid by National Australia Bank
                              Limited under the Notice of Creation of Trust on establishment of the Trust.

                        (b) A person may, with the consent of the Issuer Trustee and the Global Trust Manager (whose consent may be given or withheld in their absolute discretion), become the holder of any additional Residual Income Unit by paying the issue price for the Residual Income Unit.

                        (c) The issue price of a Residual Income Unit will be the amount agreed between the Issuer Trustee, the Global Trust Manager and the person applying for such Residual Income Unit.

                        (d) The beneficial interest held by the holder of a Residual Income Unit is limited to the right to receive on the Final Termination Date, repayment of the issue price paid for the Residual Income Unit under clause 3.6(a) or clause 3.6(b) (to the extent funds are available therefore) and to receive distributions under clause 14 of this deed only to the extent that funds are available for distribution to the Residual Income Unitholders, provided that the Residual Income Unitholders are entitled to receive an amount in accordance with clause 14.8(a) to enable the Global Trust Manager to comply with its obligations under clause 21.2 of the Master Trust Deed.

                                                                              24
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                        (e)   The holder of a Residual Income Unit has the right
                              to receive distributions in respect of the Trust under the Master Trust Deed and this deed only to the extent that amounts are available for distribution under the Master Trust Deed and this deed.

                        (f) Each Residual Income Unit is transferable in accordance with clause 3.8.

UNIT REGISTER
                  3.7 (a) (a) The entitlement of any person to a Unit will be evidenced by registration in the register maintained under this clause 3.7 (the "UNIT REGISTER").

                        (b) The Global Trust Manager will keep the Unit Register at its office in a form that it considers appropriate (which may be electronic) and will enter the following particulars:

                              (i) the name and address of the holder of each Unit;

                              (ii) the date on which the name of the holder of each Unit is entered in the Unit Register;

                              (iii) the date on which the holder of a Unit ceases to be registered as the holder of that Unit;

                              (iv) the issue price initially paid for each Unit, and the aggregate issue price of all Units from time to time; and

                              (v) any other details which the Issuer Trustee may consider reasonably necessary or desirable.

                        (c) The holder of a Unit shall promptly notify the Global Trust Manager of any change of its name or address and the Global Trust Manager will alter the Unit Register accordingly.

                        (d) Without limiting clause 3.1, the interest of any holder in a Unit will be constituted by registration in the Unit Register.

TRANSFER OF UNITS
                  3.8   (a)   (i)    Subject to clause 3.5(e) the holder of a
                                     Unit may transfer the Unit by instrument in writing in any form approved by the Issuer
                                     Trustee. No fee will be charged on the
                                     transfer of a Unit.

                              (ii) An instrument of transfer shall be executed by or on behalf of both the transferor and the transferee.

                              (iii) A transferor of a Unit remains the holder of the Unit transferred until the transfer is registered and the name of the transferee is entered in the Unit Register in respect of the Unit.

                        (b) The instrument of transfer of a Unit must be left for registration at the address where the Unit Register on which the Unit to which the transfer relates are registered is kept. It

                                                                              25
--------------------------------------------------------------------------------
                              must be left together with any information that the Issuer Trustee properly requires to show the right of the transferor to make the transfer.

LIMIT ON RIGHTS
                  3.9 Each Unitholder is subject to, and bound by, the provisions of the Master Trust Deed and this deed.

4     CONSUMER CREDIT CODE
--------------------------------------------------------------------------------
RIGHT OF INDEMNITY - CONSUMER CREDIT LEGISLATION

                  4.1   (a)   Without prejudice to the right of indemnity given
                              by law to trustees, and without limiting any other provision of this deed, the Issuer Trustee will be indemnified out of the Trust, free of any set-off or counterclaim against all Penalty Payments which the Issuer Trustee is required to pay personally or in its capacity as trustee of that Trust and arising in connection with the performance of its duties or exercise of its powers under the Transaction Documents in relation to the Trust.

                        (b) The Issuer Trustee's right to be indemnified in accordance with clause 4.1(a) applies notwithstanding any allegation that the Issuer Trustee has incurred any such Penalty Payment as a result of its fraud, negligence or breach of trust or any other act or omission which may otherwise disentitle the Issuer Trustee to be so indemnified. However, the Issuer Trustee is not entitled to that right of indemnity or reimbursement to the extent that there is a determination by a relevant court of negligence, fraud or breach of trust by the Issuer Trustee (provided that, until such determination, the Issuer Trustee is entitled to that right of indemnity or reimbursement but must, upon such determination, repay to the relevant Trust any amount paid to it under this clause 4.1).

                        (c) This clause 4.1 overrides any other provision of this deed.

                        (d) The Servicer indemnifies the Issuer Trustee, free of any set-off or counterclaim, against all Penalty Payments which the Issuer Trustee is required to pay personally or in its capacity as trustee of the Trust and arising in connection with the performance of its duties or exercise of its powers under the Transaction Documents in relation to the Trust. The Issuer Trustee may rely on others in relation to compliance with the Consumer Credit Code.

                        (e) The Issuer Trustee shall call upon the indemnity referred to in paragraph (d) before it calls upon the indemnity in paragraph (a). If any such claim is not satisfied within 3 Business Days of the claim being made, the Issuer Trustee may (without prejudice to its rights under any indemnity under paragraph (d)) exercise its right of indemnity referred to in paragraph (a).

SERVICER
                  4.2 With effect on and from the Closing Date, National Australia Bank Limited agrees to act as the Servicer of the Purchased Mortgage Loans

                                                                              26
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                        and undertakes to comply with the duties and obligations
                        imposed on it under the Servicing Agreement and this deed. For the purposes of the Servicing Agreement, the Trust is a "Relevant Trust".


5     REPURCHASE OPTION
--------------------------------------------------------------------------------
CLEAN-UP OFFER
                  5.1 At least five Business Days before each Call Option Date (but not later than the Termination Date) the Issuer Trustee, at the written request of the Global Trust Manager, may give notice to the Seller of an offer ("CLEAN-UP OFFER") to re-convey the Purchased Mortgage Loans to the Seller on a Call Option Date for an amount ("CLEAN-UP OFFER AMOUNT") equal to (as at the last day of the immediately preceding Interest Period) the aggregate of the Repurchase Price for each Housing Loan which comprises part of the Purchased Mortgage Loans then forming part of the Assets of the Trust as determined by the Global Trust Manager.

CALCULATION
                  5.2 The Global Trust Manager agrees to calculate the amount described in clause 5.1 and include such amount in its request to the Issuer Trustee to make a Clean-Up Offer.

ACCEPTANCE
                  5.3 Acceptance of a Clean-Up Offer may only be effected by payment in immediately available funds by the Seller to the Collections Account of the Clean-Up Offer Amount. For the avoidance of doubt, the Seller is under no obligation to accept any Clean-Up Offer.

CONSENT OF NOTEHOLDERS
                  5.4   If:

                        (a) Notes have been issued and have not been redeemed (or deemed to be redeemed) on or before a Call Option Date; and

                        (b) the Clean-Up Offer Amount is less than the amount which is sufficient to ensure that the Issuer Trustee can redeem the Total Invested Amount of all Notes (as at the Determination Date immediately preceding the Call Option Date) in full, the Issuer Trustee must, prior to giving notice to the Seller, obtain the consent by way of an Extraordinary Resolution of the Noteholders in favour of making a Clean-Up Offer for the Aggregate Stated Amount (without double counting) of all Notes.

RECONVEYANCE
                  5.5 Upon receipt of the Clean-Up Offer Amount by the Issuer Trustee in immediately available funds:

                        (a) the Issuer Trustee's entire right and interest in the Purchased Mortgage Loans is automatically extinguished; and

                        (b) the Issuer Trustee must apply the Clean-Up Offer Amount towards the redemption of the A$ Notes in accordance with

                                                                              27
--------------------------------------------------------------------------------


                              clause 8.16 of this deed and the redemption of the Class A Notes in accordance with the Class A Note Conditions.

CLEAN-UP AMOUNT
                  5.6   Where:

                        (a) the Total Invested Amount of all Notes on any Determination Date is less than or equal to 10% of the A$ Equivalent of the aggregate of the Initial Invested Amount of all Notes; and

                        (b) the Issuer Trustee has not been directed by the Global Trust Manager to redeem all of the Notes outstanding on the next Payment Date or the Issuer Trustee has been directed by the Global Trust Manager to redeem all of the Notes on the next Payment Date but the Issuer Trustee has insufficient funds on that Payment Date to do so, then the Global Trust Manager must, on that Payment
                        Date:

                              (i) calculate the Clean-Up Amount as at the Determination Date immediately preceding that Payment Date;

                              (ii) notify the Seller, the Issuer Trustee and each Current Rating Agency of the Clean-Up Amount and the method of its calculation; and

                              (iii)  direct the Issuer Trustee to:

                                     (A)    as soon as practicable, establish in
                                            the name of the Issuer Trustee a
                                            bank account with an Eligible Bank;

                                     (B)    deduct an amount equal to the
                                            Clean-Up Amount as at that
                                            Determination Date from the amount
                                            (if any) payable to the Residual
                                            Income Unitholders under clause
                                            14.10(f) on that Payment Date; and

                                     (C)    deposit the amount deducted in
                                            accordance with clause 5.6(iii)(B)
                                            into the Clean-Up Account and hold
                                            that amount on trust for the
                                            Residual Income Unitholders until
                                            that amount is repaid to the
                                            Residual Income Unitholders in
                                            accordance with clause 5.7.

                  5.7 The Issuer Trustee must only withdraw any amount standing to the credit of the Clean-Up Account:

                        (a) if, on any Determination Date after the first Payment Date referred to in clause 5.6(i), the Issuer Trustee determines that Extraordinary Expenses have been incurred by the Issuer Trustee during the immediately preceding Collection Period, to meet in whole or in part the payment or satisfaction of such Extraordinary Expenses on the next Payment Date; and

                        (b)   upon the first to occur of:

                              (i) the date on which all Notes have been fully and finally redeemed in accordance with the Master Trust Deed and this deed; and

                                                                              28
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                              (ii)   the Termination Date of the Trust,

                        to pay the amount standing to the credit of the Clean-Up Account to the Residual Income Unitholders.

                  5.8 The Global Trust Manager must, on each Payment Date, notify the Residual Income Unitholders of any withdrawal made by the Issuer Trustee under clause 5.7.

PURCHASE OF DEFAULTED LOANS
                  5.9 Subject to clause 5.10, the Servicer may at its option (but in no circumstances is obliged to) from time to time offer to the Issuer Trustee to purchase from the Issuer Trustee a Purchased Mortgage Loan in respect of which default in payment of any amount due in respect of the related Housing Loan has occurred and has continued for a period of 90 consecutive days or more. If the Servicer makes any such offer, the price that it must pay to the Issuer Trustee in respect of a Purchased Mortgage Loan is an amount equal to the Repurchase Price of the Housing Loan comprising part of that Purchased Mortgage Loan. Upon payment of that amount, any right, title and interest of the Issuer Trustee is extinguished in favour of the Servicer and the Issuer Trustee must execute whatever documents the Servicer requires to complete such extinguishment.

                  5.10 The Servicer must not exercise the option contained in clause 5.9 in respect of a Purchased Mortgage Loan unless the Repurchase Price of the Housing Loan comprising part of that Purchased Mortgage Loan is at least equal to the then Unpaid Balance of the Housing Loan that comprises part of that Purchased Mortgage Loan.

6     MORTGAGE LOANS
--------------------------------------------------------------------------------
REQUIREMENT TO SATISFY
                  6.1 Each Mortgage Loan to be purchased by the Issuer Trustee must be a Qualifying Mortgage Loan.

                  6.2 The Issuer Trustee is not required to investigate whether any Mortgage Loan is a Qualifying Mortgage Loan and is not liable to any person in any manner whatsoever if any Mortgage Loan is not a Qualifying Mortgage Loan.



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PART 3 - THE NOTES

7     PURPOSE
------------------------------------------------------------------------------
PURPOSE
                  7.1   (a)   Subject to clause 7.2, the Issuer Trustee must, as
                              directed by the Global Trust Manager, use the proceeds of all Notes (other than Redraw Notes) and all payments received from each Currency Swap on the Closing Date to fund the acquisition of Mortgage Loans (or to fund Authorised Investments to be acquired with any surplus of the proceeds and payments over the amount required to fund the acquisition of the Mortgage Loans, such surplus created due to the size of the parcels of Notes to be issued) or for any other purpose agreed between the Issuer Trustee and the Global Trust Manager
                              (and which each Current Rating Agency confirms in writing will not have an Adverse Rating Effect).

                        (b) The Issuer Trustee must, as directed by the Global Trust Manager, use the proceeds of all Redraw Notes to meet the Issuer Trustee's obligations in respect of the reimbursement of Redraws and the repayment of the Redraw Principal Outstanding in accordance with clause 8.3. Any surplus of the proceeds of issue over the amounts required to meet such obligations created due to the size of the parcels of Notes to be issued is to be distributed in accordance with clause 14.13.

CRITERIA
                  7.2 Notwithstanding any other provision of the Transaction Documents in respect of the Trust, the Global Trust Manager must not direct the Issuer Trustee to issue Notes under this deed to acquire, or invest in, any Mortgage Loans or to reimburse the Seller in respect of Redraws unless such Mortgage Loans are Qualifying Mortgage Loans. In this regard, the Global Trust Manager is entitled to rely upon a representation and warranty from the Seller that such Mortgage Loans are Qualifying Mortgage Loans.

GENERAL
                  7.3 The Issuer Trustee (at the direction of the Global Trust Manager) may issue Notes, for the purposes set out in clause 7.1 in accordance with this deed.

8     TERMS OF ISSUE OF THE NOTES
--------------------------------------------------------------------------------
NOTES TO BE ISSUED
                  8.1 The Issuer Trustee will, subject to satisfaction of the conditions precedent described in clause 9.1 of the Master Trust Deed, and on the direction of the Global Trust Manager, issue three classes of Notes as follows:

                        (a)   the Class A Notes;

                        (b)   the Class B Notes; and

                        (c)   the Redraw Notes.


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                                                                              30
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FORM, CONSTITUENT DOCUMENTS AND DENOMINATION OF THE NOTES

                  8.2   (a)   (CLASS A NOTES): The Class A Notes will be:

                              (i)    in book-entry form, without coupons;

                              (ii)   upon issue represented by one or more
                                     Book-Entry Notes (and interests in such
                                     Book-Entry Notes may be exchanged for
                                     Definitive Notes in the circumstances set out in the Note Trust Deed); and

                              (iii)  constituted, issued and authenticated
                                     pursuant to the Note Trust Deed and will be denominated in US$.

                        (b) (A$ NOTES): The A$ Notes will, upon issue, be in the form of registered debt securities, will be constituted pursuant to the Master Trust Deed and this deed and will be denominated in A$. The A$ Notes are direct, secured, limited recourse obligations of the Issuer Trustee and (in the case of the Class B Notes only) are subordinated in the manner set out in this deed. Each of the Class B Notes and the Redraw Notes rank equally and rateably and without any preference or priority among themselves.

ISSUE OF REDRAW NOTES

                  8.3   If the Issuer Trustee receives:

                        (a)   a notice from the Global Trust Manager; and

                        (b) written confirmation from each Current Rating Agency that the proposed issue of Redraw Notes will not result in an Adverse Rating Effect (provided that, if such confirmation is requested but is not received by the Global Trust Manager by the close of business on the day which is 2 Business Days after the date on which the confirmation is requested, the Global Trust Manager and the Issuer Trustee may assume that the proposed issue of Redraw Notes will not result in an Adverse Rating Effect), the Issuer Trustee must, on the Payment Date referred to in the notice, issue Redraw Notes up to the amount specified in the notice and at the A$ Note Margin specified in the notice.

                  8.4 The Global Trust Manager may give such notice to the Issuer Trustee if, on or prior to a Determination Date, the Global Trust Manager considers that the Principal Collections to be calculated on the relevant Determination Date (disregarding any proposed issue of Redraw Notes on the immediately following Payment Date)

                        ; (as estimated by the Global Trust Manager) are likely to be insufficient to meet in full the aggregate of any Redraws provided by the Seller during the preceding Collection Periods and due to be repaid or reimbursed to the Seller pursuant to clause 14.13(a) on the immediately following Payment Date.Where the relevant calculations are made by the Global Trust Manager before the relevant Determination Date, such calculations and amounts will be the Global Trust Manager's estimate, as at the date of calculation, of such calculations and amounts.

                                                                              31
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                        The Total Invested Amount of the Redraw Notes
                        outstanding on any Determination Date must not exceed the amount specified by the Global Trust Manager and which is the subject of the confirmation referred to in clause 8.3(b) from each Current Rating Agency.

INITIAL INVESTED AMOUNT OF THE NOTES

                  8.5   (a)   (CLASS A NOTES): Each Class A Note on its issue
                              will have an Initial Invested Amount as set out on the face of that Class A Note and will be issued at par value.

                        (b) (A$ NOTES): Each A$ Note on its issue will have an Initial Invested Amount of $500,000 and will be issued at par value.

INTEREST ON THE CLASS A NOTES
                  8.6 Each Class A Note will accrue interest, and such interest will be calculated and payable, in accordance with the Class A Note Conditions.

INTEREST ON THE A$ NOTES
                  8.7 Each A$ Note will have interest payable in respect of each Interest Period calculated:

                        (a) at the A$ Note Interest Rate for that A$ Note for that Interest Period;

                        (b) on the Invested Amount of that A$ Note on the first day of that Interest Period (after taking into account any reduction in the Invested Amount of that A$ Note on that day); and

                        (c) on the basis of the actual number of days in that Interest Period and a year of 365 days,

                        and payable in arrears on each Payment Date.

                        Each A$ Note will cease to accrue interest from the date upon which the A$ Note is redeemed in accordance with clause 8.9(b), unless upon such date, payment is improperly withheld or refused in which case the A$ Note will continue to accrue interest in accordance with this deed (both before and after judgment) until but excluding the earlier of the day on which all sums due in respect of the A$ Note up to that day are received by or on behalf of the relevant Noteholder and the seventh day after notice is given to the Noteholder that such payment will be made, provided that such payment is in fact made on that day.

OVERDUE INTEREST
                  8.8   (a)   (CLASS A NOTES): If interest is not paid in
                              respect of a Class A Note on the date when due and payable in accordance with the Class A Note
                              Conditions, the unpaid interest will in turn bear interest in accordance with the Class A Note
                              Conditions.

                        (b) (A$ NOTES): If any interest is not paid in respect of an A$ Note on the date when due and payable in accordance with this deed (but without regard to any limitation herein contained) that unpaid interest will in turn bear interest at the A$ Note Interest Rate from time to time applicable for the relevant A$ Note

                                                                              32
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                              until (but excluding) the date on which the unpaid
                              interest is paid in accordance with clause
                              14.8(f).

REDEMPTION
                  8.9   (a)   (CLASS A NOTES) The Class A Notes will be redeemed
                              (or deemed to be redeemed) in accordance with the Class A Note Conditions.

                        (b) (A$ NOTES) Each A$ Note will be fully and finally redeemed, and the obligations of the Issuer Trustee with respect to the payment of the Invested Amount of that A$ Note will be fully and finally discharged, on the first to occur of:

                              (i) the date upon which the Invested Amount of that A$ Note is reduced to zero and all accrued but previously unpaid interest is paid in full (including, but not limited to, the exercise by the Issuer Trustee of the Clean-Up Option);

                              (ii)   if the Stated Amount in relation to the A$
                                     Note is less than the Invested Amount in relation to the A$ Note, the date on which the Stated Amount of that A$ Note is reduced to zero and all accrued but previously unpaid interest is paid in full (including, but not limited to, the exercise by the Issuer Trustee of the Clean-Up Option);

                              (iii) the date upon which the relevant Noteholder renounces all of its rights to any amounts payable under or in respect of that A$ Note;

                              (iv)   the Final Maturity Date; and

                              (v) the date upon which the Issuer Trustee completes a sale and realisation of all Assets of the Trust in accordance with the Master Trust Deed and this deed and the proceeds of such sale and realisation are applied, to the extent available, to repay the Invested Amount plus any accrued, but unpaid, A$ Note Interest Amount in respect of that A$ Note in accordance with the Master Trust Deed or this deed.

                              Each A$ Note redeemed in full (or deemed to be redeemed in full) pursuant to this deed will be cancelled and may not be resold or reissued.

ISSUER TRUSTEE'S COVENANT TO THE NOTEHOLDERS
                  8.10 Subject to the terms of the Master Trust Deed and this deed, the Issuer Trustee:

                        (a) acknowledges to each Noteholder its indebtedness in respect of the Invested Amount of each Note; and


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                        (b)   covenants for the benefit of each Noteholder:

                              (i) to make all payments of interest in respect of the Notes held by the Noteholder on each Payment Date;

                              (ii) to comply with the terms of this deed and the Transaction Documents to which it is a party; and

                              (iii) to pay the Stated Amount, together with all then accrued but unpaid interest, in relation to the Notes held by the Noteholder on the Final Maturity Date.

                        Subject to this deed (and in the case of the Class A Notes the Class A Note Conditions), no amount of principal will be paid in respect of a Note in excess of the Stated Amount of that Note.

REGISTER
                  8.11 The Issuer Trustee shall keep an up to date Register in respect of the $A Notes in accordance with Schedule 1. The Register may be maintained in electronic form.

TRANSFER AND TRANSMISSION OF NOTES
                  8.12  (a)   (TRANSFER OF A$ NOTES IN ACCORDANCE WITH
                              CORPORATIONS LAW): A Noteholder is only entitled to transfer an A$ Note if the offer of the A$ Note for sale, or the invitation to purchase the A$
                              Note, to the proposed transferee by the Noteholder is an offer or invitation that does not need disclosure to investors under Part 6D.2 of Chapter
                              6 of the Corporations Law and otherwise complies with the Corporations Law and if the transfer of the A$ Note complies with Schedule 2.

                        (b) (REGULATION S): An A$ Note may not be offered or sold within the United States of America or to, or for the account or benefit of, United States persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act. Terms used in this clause 8.12 have the meaning given to them by Regulation S under the Securities Act.

TAXATION
                  8.13 All payments in respect of the Notes will be made without withholding or deduction for, or on account of, any present or future taxes, duties or charges of whatsoever nature unless the Issuer Trustee (or, in the case of the Class A Notes, any Paying Agent) is required by any applicable law to make such a withholding or deduction. In that event the Issuer Trustee (or, in the case of the Class A Notes, any Paying Agent) will, after making such withholding or deduction, account to the relevant authorities for the amount so required to be withheld or deducted. Neither the Issuer Trustee nor any such Paying Agent will be obliged to make any additional payments in respect of the relevant Notes in relation to the withholding or deduction. Immediately after becoming aware that such a withholding or deduction is or will be required, the Issuer Trustee will notify the Note Trustee or the relevant Noteholders in the manner required by the Transaction Documents.


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PRESCRIPTION
                  8.14 A Note will become void in its entirety unless surrendered for payment within a period of 10 years from the Relevant Date in respect of any payment of principal or interest thereon, the effect of which will be to reduce the Stated Amount of, and all accrued but unpaid interest on, that Note to zero. After the date on which a Note becomes void in its entirety, no claim can be made in respect of it.

                        "RELEVANT DATE" in respect of a Note means the date on which a payment in respect thereof first becomes due or, if the full amount of the moneys payable in respect of the Note which is due on or before that date has not been duly received by the relevant Noteholder on or prior to such date, the date on which the full amount of such moneys has been so received.

ROUNDING OF PAYMENTS
                  8.15 Except as otherwise specified in this deed, all payments in respect of a given currency will be rounded to the nearest cent of that currency.

CALL OPTION
                  8.16  (a)   The Issuer Trustee will, subject to the other
                              provisions of this deed, when directed by the Global Trust Manager (at the Global Trust
                              Manager's option), redeem all, but not some only, of the Notes at their then Invested Amount
                              (without double counting), subject to the following, together with all accrued but unpaid interest in respect of the Notes to (but excluding) the date of redemption, on any Call
                              Option Date.

                        (b) Notwithstanding the foregoing, the Issuer Trustee may redeem the Notes at their Stated Amount on a Call Option Date, instead of at their Invested Amount (without double counting), together with accrued but unpaid interest in respect of the Notes to (but excluding) the date of redemption, if so approved by an Extraordinary Resolution of the Noteholders.

                        (c) The Issuer Trustee must not redeem the Notes unless it is in a position on the relevant Call Option Date to repay the then Invested Amounts or the Stated Amounts (without double counting), as required, of the Notes together with all accrued but unpaid interest to (but excluding) the date of redemption and to discharge all its liabilities in respect of amounts which are required under the Master Security Trust Deed and this deed to be paid in priority to or equally with the Notes as if the Deed of Charge in respect of the Trust were enforced.

REDEMPTION FOR TAXATION OR OTHER REASONS
                  8.17  (a)   If the Global Trust Manager satisfies the Issuer
                              Trustee (and, in the case of the Class A Notes, the Note Trustee) immediately prior to giving the direction referred to below that by virtue of either a change in law of the Commonwealth of Australia or any of its political subdivisions or any of its authorities or any other jurisdiction to which the Issuer Trustee becomes subject (a
                              "RELEVANT JURISDICTION"), or a change in


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                              the application or official interpretation
                              thereof, from that in effect on the Closing Date, either:

                              (i) on the next Payment Date the Issuer Trustee will be required to deduct or withhold from any payment of principal or interest in respect of the Notes including corresponding payments under any Currency Swap, any amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by a Relevant Jurisdiction; or

                              (ii) on the next Payment Date the total amount payable in respect of interest in relation to any of the Mortgage Loans for a Collection Period ceases to be receivable (whether or not actually received) by the Issuer Trustee by reason of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by a Relevant Jurisdiction, and, in each case, such obligation cannot be avoided by the Issuer Trustee taking reasonable measures available to it, the Issuer Trustee must, when so directed by the Global Trust Manager (at the Global Trust Manager's option), redeem all, but not some only, of the Notes on any subsequent Payment Date at their then Invested Amount without double counting, subject to the following, together with accrued but unpaid interest in respect of the Notes to (but excluding) the date of redemption. Notwithstanding the foregoing, the Issuer Trustee may redeem the Notes at their Stated Amount, instead of at their Invested Amount without double counting, together with accrued but unpaid interest in respect of the Notes to (but excluding) the date of redemption, if so approved by an Extraordinary Resolution of the Noteholders.

                        (b) The Global Trust Manager will not direct the Issuer Trustee to, and the Issuer Trustee will not, so redeem the Notes unless the Issuer Trustee is in a position on such Call Option Date to repay in respect of the Notes their then Invested Amount or Stated Amount (without double counting), as required, together with all accrued but unpaid interest to (but excluding) the date of redemption and to discharge all its liabilities in respect of amounts which are required under the Master Security Trust Deed and this deed to be paid in priority to or equally with the Notes as if the Deed of Charge in respect of the Trust was enforced.

                        (c) This clause is subject to the Class A Notes Conditions in respect of the Class A Notes.

                  8.18 For the purpose of any redemption under clauses 8.16 and 8.17, the Issuer Trustee may rely on any certificate from an Authorised Person of the Global Trust Manager that the Issuer Trustee will be in a position to repay the Notes at their then Invested Amount or Stated Amount without double counting, as applicable, together with all


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                        accrued but unpaid interest to (but excluding) the date
                        of redemption and to discharge all its liabilities in respect of amounts which are required under the Master Security Trust Deed and this deed to be paid in priority to or equally with the Notes as if the Deed of Charge in respect of the Trust were enforced.

9     CONDITIONS PRECEDENT
--------------------------------------------------------------------------------
CONDITIONS PRECEDENT TO THE ISSUE OF NOTES
                  9.1 The obligation of the Issuer Trustee to issue Notes is subject to:

                        (a) (CONSTITUTION) receipt by the Global Trust Manager of a certified copy of the constitution of the Seller and the Servicer;

                        (b) (TRANSACTION DOCUMENTS) receipt by the Global Trust Manager of a certified copy of each executed and (where relevant) stamped Transaction Document;

                        (c) (RATING) confirmation from each Current Rating Agency that the Class A Notes have been assigned a provisional rating of AAA (in the case of S&P and Fitch) and Aaa (in the case of Moody's) and the Class B Notes have been assigned a provisional rating of AA (in the case of S&P and Fitch) and Aa2 (in the case of Moody's); and

                        (d) (LEGAL OPINIONS) receipt by the Global Trust Manager of:

                              (i) a legal opinion from Mallesons Stephen Jaques, in relation to the obligations of the Global Trust Manager, the Seller, the Depositor, the Servicer, the Liquidity Facility Provider, the Redraw Facility Provider, the Currency Swap Provider, the Basis Swap Provider and the Fixed Rate Swap Provider under the Transaction Documents to which they are bound;

                              (ii) a legal opinion from Henry Davis York, in relation to the obligations of the Issuer Trustee under the Transaction Documents to which it is bound;

                              (iii) a legal opinion from Brown & Wood LLP, in relation to the validity and enforceability of the obligations of the Seller, the Depositor and the Global Trust Manager in relation to the Transaction Documents which are expressed to be governed by the laws of New York and as to certain other matters of United States law;

                              (iv) a legal opinion from Emmett, Marvin and Martin LLP as to the due execution by The Bank of New York of the Transaction Documents to which it is a party and Emmett, Marvin and Martin LLP in relation to the obligations of The Bank of New York under the Transaction Documents to which it is bound;

                              (v) an opinion in respect of each Currency Swap Provider in relation to the validity and enforceability of the


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                                                                              37
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                                     obligations of each Currency Swap Provider
                                     under each Currency Swap; and

                              (vi) a legal opinion from Allen Allen & Hemsley as to the validity and enforceability of the Pool Insurance Policy.

                              The Global Trust Manager must provide confirmation to the Issuer Trustee upon its receipt of such documents.

10    REPRESENTATIONS AND WARRANTIES
--------------------------------------------------------------------------------
REPRESENTATIONS AND WARRANTIES
                  10.1 Each of the Issuer Trustee, the Servicer and the Global Trust Manager represents and warrants to each other (but with respect to itself only) as follows:

                        (a) (INCORPORATION) it is validly incorporated and existing under the laws pursuant to which it purports to have been incorporated;

                        (b) (CORPORATE POWER) it has the corporate power to own its assets and to carry on its business as it is now being conducted and the business proposed to be conducted under this deed;

                        (c) (POWER) it has full power and authority to enter into and perform its obligations under this deed and each of the Transaction Documents to which it is a party;

                        (d) (ALL ACTION TAKEN) it has taken all necessary internal corporate action to authorise the execution, delivery and performance of this deed and each of the Transaction Documents to which it is a party in accordance with their respective terms and no additional approval or consent of any person is required;

                        (e) (VALIDITY OF OBLIGATIONS) this deed and each of the Transaction Documents to which it is a party constitute legal, valid and binding obligations of it and, subject to any necessary stamping and registration and to doctrines of equity and laws and defences generally affecting creditors' rights, are enforceable in accordance with their respective terms;

                        (f) (NO VIOLATION) the execution, delivery and performance by it of this deed and each of the Transaction Documents to which it is a party does not and will not violate in any respect any material provision of:

                              (i) any law, regulation, authorisation, ruling, consent, judgement, order or decree of any Governmental Agency;

                              (ii)   the constitution or other constituent
                                     documents of it; or

                              (iii)  any Encumbrance or document which is
                                     binding upon it or any of its assets,


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                              and (except, in the case of the Issuer Trustee and
                              the Servicer, in respect of the Deed of Charge) does not and will not result in:

                              (iv)   the creation or imposition of any
                                     Encumbrance or restriction of any nature on any of its assets under the provision of; or

                              (v) the acceleration of the date of payment of any obligation existing under,

                              any Encumbrance or document which is binding upon it or its assets;

                        (g)   (AUTHORISATIONS) it has obtained all
                              Authorisations necessary for it to enter into, and perform its obligations under, the Transaction Documents and such Authorisations remain in full force and effect.

TRUST REPRESENTATIONS AND WARRANTIES
                  10.2 Without limiting the representations and warranties provided in clause 10.1, the Issuer Trustee represents and warrants to the Global Trust Manager and the Servicer that:

                        (a) (CREATION OF TRUST) the Trust has been validly created;

                        (b) (APPOINTMENT OF ISSUER TRUSTEE) it has been validly appointed as the trustee of the Trust;

                        (c) (SOLE ISSUER TRUSTEE) it is the sole trustee of the Trust;

                        (d) (TRUST POWER) it has power under the Transaction Documents to enter into, perform and comply with its obligations, and to carry out the transactions contemplated by, this deed;

                        (e) (NO REMOVAL) as far as it is aware, there are no proceedings to remove it as trustee of the Trust; and

                        (f) (VESTING DATE) the vesting date has not occurred in respect of the Trust.

11    PAYMENTS
--------------------------------------------------------------------------------
MANNER
                  11.1 The Issuer Trustee and the Servicer will make all payments under this deed:

                        (a) in immediately available funds (unless otherwise agreed) to the account specified by the payee, in either case, by 4.00 pm (Melbourne time) on the due date;

                        (b)   without set-off, counterclaim or other deduction;
                              and

                        (c)   in accordance with this deed.


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CLEARED FUNDS
                  11.2 Notwithstanding any other provision of this deed, where the proceeds of a payment due to the Issuer Trustee on a day are required to be applied by the Issuer Trustee towards some other payment due on the same day, the payment to the Issuer Trustee must be made in immediately available funds in sufficient time to allow the Issuer Trustee to make that other payment and the Issuer Trustee will have no obligation to make the other payment until the first payment has been made.



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PART 4 - PRINCIPAL AND INCOME DETERMINATIONS AND PAYMENTS

12    COLLECTIONS
--------------------------------------------------------------------------------
ESTABLISHMENT OF COLLECTIONS ACCOUNT WITH SERVICER
                  12.1 Immediately following the date of constitution of the Trust, the Issuer Trustee must establish the Collections Account with the Servicer (provided that such Servicer has the Required Credit Rating) or such other Eligible Bank as the Global Trust Manager may determine from time to time.

REMITTANCE TO COLLECTION ACCOUNT
                  12.2 To the extent that the Servicer is the Seller and the Servicer has the Required Credit Rating, it is entitled to retain any Collections in respect of a Collection Period until 10.00 am (Melbourne time) on the Payment Date following the end of the relevant Collection Period, on or before which time it must deposit such Collections into the Collections Account or pay such amount in the manner directed by the Issuer Trustee (acting on the direction of the Global Trust Manager).

                  12.3 To the extent that the Servicer is not the Seller, and for so long as the Servicer has short term credit ratings of no lower than A-1 from S&P, P-1 from Moody's and F1 from Fitch, it may retain Collections until 10:00am (Melbourne time) on the Business Day which is the earlier of 30 days from receipt and 2 Business Days before the Payment Date following the end of the relevant Collection Period. However, while the sum of all Collections held by the Servicer and the value of any short term Authorised Investments which are with, or issued by, a bank or financial institution which has a short-term credit rating of A-1 from S&P exceeds an amount equal to 20% of the Aggregate Stated Amount of all Notes, the Servicer will only be entitled to retain any additional Collections received for 2 Business Days following receipt.

                  12.4 Subject to clauses 12.2 and 12.3, the Servicer must remit all Collections it receives to the Collections Account within 2 Business Days of receipt of such Collections.

SERVICER'S COLLECTIONS
                  12.5 The Issuer Trustee irrevocably authorises the Servicer to deduct from any amount received from a Debtor in respect of, in relation to or in connection with, a Purchased Mortgage Loan, the amount of any Servicer's Collections and for the Servicer to retain that amount for its own account.

13    TERMINATION OF THE SWAPS AND APPLICATION OF THRESHOLD RATE
--------------------------------------------------------------------------------
CALCULATION OF THRESHOLD RATE
                  13.1 The Global Trust Manager shall, on each Payment Date after the date on which the Basis Swap is terminated and not replaced in the manner contemplated by clause 13.2(a)(i), and on any other date required by the Transaction Documents:

                        (a)   calculate the Threshold Rate on that day; and


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                        (b)   notify the Issuer Trustee, the Servicer and the
                              Seller of that Threshold Rate.

TERMINATION OF BASIS SWAP OR FIXED RATE SWAP
                  13.2 If, at any time, the Basis Swap or the Fixed Rate Swap terminates due to the default or failure to perform by the Basis Swap Provider or the Fixed Rate Swap Provider (as the case may be), the Global Trust Manager and the Issuer Trustee must endeavour to:

                        (a)   in the case of the Basis Swap:

                              (i) (in the case of the Issuer Trustee, to the extent that the Global Trust Manager has made appropriate arrangements to ensure that it is possible for the Issuer Trustee
                                     to) enter into a replacement swap on
                                     substantially similar terms and with a
                                     counterparty acceptable to each Current
                                     Rating Agency;

                              (ii) (in the case of the Issuer Trustee, to the extent that the Global Trust Manager has made appropriate arrangements to ensure that it is possible for the Issuer Trustee
                                     to) ensure the Seller sets the weighted
                                     average (rounded up to 4 decimal places) of the variable interest rates payable under each applicable Purchased Mortgage Loan which then forms part of the Assets of the Trust to at least equal to the Threshold Rate; or

                              (iii) (in the case of the Issuer Trustee, to the extent that the Global Trust Manager has made appropriate arrangements to ensure that it is possible for the Issuer Trustee
                                     to) within 3 Business Days, enter into such other arrangements which each Current Rating Agency has confirmed will not result in an Adverse Rating Effect; and

                        (b) in the case of the Fixed Rate Swap, within 3 Business Days:

                              (i) (in the case of the Issuer Trustee, to the extent that the Global Trust Manager has made appropriate arrangements to ensure that it is possible for the Issuer Trustee
                                     to) immediately enter into a replacement swap on substantially similar terms and with a counterparty acceptable to each Current Rating Agency; or

                              (ii) (in the case of the Issuer Trustee, to the extent that the Global Trust Manager has made appropriate arrangements to ensure that it is possible for the Issuer Trustee
                                     to) enter into such other arrangements
                                     which each Current Rating Agency has
                                     confirmed will not result in an Adverse
                                     Rating Effect.

SERVICER'S DISCRETION
                  13.3 If clause 13.2(a)(ii) applies, the Seller may, at its discretion, set the interest rate on the Purchased Mortgage Loans (where permitted under the relevant Loan Agreement) at an interest rate higher than the Threshold Rate.

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ISSUER TRUSTEE'S POWER
                  13.4 If the Issuer Trustee has notice that the Seller has failed to fulfil its obligations under clause 13.2(a)(ii), the Issuer Trustee has the power to set the interest rate on the Purchased Mortgage Loans in accordance with clause 13.2(a)(ii).

TERMINATION OF LINKED DEPOSIT ACCOUNTS
                  13.5 The Seller will, following notice by the Issuer Trustee to the relevant Debtors after the occurrence of a Title Perfection Event, subject to any contractual notice requirements by which the Seller is bound, promptly withdraw all interest off-set benefits (if any) that would otherwise be available to Debtors under the terms of their Linked Deposit Accounts.

GROSS UP FOR LINKED DEPOSIT ACCOUNTS
                  13.6 The Seller must pay the Servicer (as part of the Collections to be deposited by the Servicer into the Collections Account) any amount which would otherwise be received by the Servicer as a Collection to the extent that the obligation to pay such amounts is discharged or reduced by virtue of the terms of a Linked Deposit Account. Such payment must be made on the day that the relevant amount would otherwise have been received.

14    CASHFLOW ALLOCATION METHODOLOGY
------------------------------------------------------------------------------
GENERAL
                  14.1 Prior to the occurrence of an Event of Default, the Collections, Other Income and any amount required to be drawn under the Support Facilities will be allocated by the Global Trust Manager and paid in accordance with clauses 14.2 to 14.17 below.

COLLECTION PERIOD
                  14.2 The Servicer will collect all Collections on behalf of the Issuer Trustee during each Collection Period. On each Determination Date, the Global Trust Manager will allocate the Collections between Finance Charge Collections and Principal Collections.

FINANCE CHARGE COLLECTIONS
                  14.3 On each Determination Date, the Finance Charge Collections for the immediately preceding Collection Period will be calculated by the Global Trust Manager as the aggregate of the following items:

                        (a) any interest and other amounts in the nature of interest or income (including any previously capitalised interest) received in respect of any Purchased Mortgage Loan, or any similar amount deemed by the Servicer to be in the nature of income or interest, including without limitation amounts of that nature:

                              (i)    recovered from the enforcement of a
                                     Purchased Mortgage Loan (but excluding any amount received under any Mortgage Insurance Policy);

                              (ii) paid by a Debtor following notice given to that Debtor in accordance with clause 13.5;


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                              (iii)  paid by the Seller or the Servicer to the
                                     Issuer Trustee upon repurchase of a
                                     Purchased Mortgage Loan;

                              (iv) paid by another trust or any other person as an Accrued Interest Adjustment upon the transfer of a Purchased Mortgage Loan from the Trust to that other trust or that person;

                              (v) payable as interest by a Debtor on a Redraw from the date on which the relevant Redraw was provided by the Seller; (vi) received from the Seller or the Servicer in respect of a breach of a representation or warranty contained in the Transaction Documents in respect of a Purchased Mortgage Loan or under any obligation to indemnify or reimburse the Issuer Trustee; and

                              (vii) received from the Seller under clause 13.6 of this deed; and

                        (b) any Recoveries received in respect of a Purchased Mortgage Loan.

CALCULATION OF AVAILABLE INCOME
                  14.4 On each Determination Date, the Available Income is calculated by the Global Trust Manager (without double counting) as follows:

                        (a) the Finance Charge Collections received during the immediately preceding Collection Period; plus

                        (b) the Mortgage Insurance Interest Proceeds received during the immediately preceding Collection Period; plus

                        (c) any Other Income in respect of that Determination Date; plus

                        (d) any net payments due to be received by the Issuer Trustee under the Fixed Rate Swap or the Basis Swap on the next Payment Date; plus

                        (e) all other amounts received by or on behalf of the Issuer Trustee in respect of the Assets of the Trust in the nature of income.

PRINCIPAL DRAW
                  14.5 If, on any Determination Date, there is a Payment Shortfall then the Global Trust Manager must direct the Issuer Trustee to make a Principal Draw on the Payment Date immediately following that Determination Date equal to the lesser of:

                        (a)   the Payment Shortfall; and

                        (b) the amount of Principal Collections available for application for that purpose on the following Payment Date in accordance with clause 14.13(c),

                        and apply it towards the Payment Shortfall.


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LIQUIDITY DRAWING
                  14.6 If, on any Determination Date, there is a Liquidity Shortfall, the Global Trust Manager must direct the Issuer Trustee to make a Liquidity Drawing on the Payment Date immediately following that Determination Date equal to the lesser of:

                        (a) the Liquidity Shortfall on that Determination Date; and

                        (b)   the Available Liquidity Amount on that
                              Determination Date.

                        The Issuer Trustee must, if so directed by the Global Trust Manager, make that Liquidity Drawing and have the proceeds deposited or transferred into the Collections Account on the relevant Payment Date.

CALCULATION AND APPLICATION OF TOTAL AVAILABLE INCOME
                  14.7 On each Determination Date, the Total Available Income is calculated as the aggregate of:

                        (a) any Available Income calculated in accordance with clause 14.4 on that Determination Date;

                        (b) any Principal Draw calculated in accordance with clause 14.5 on that Determination Date; and

                        (c) any Liquidity Drawing calculated in accordance with clause 14.6 on that Determination Date.

                        The Total Available Income in respect of a Determination Date must be applied on the immediately following Payment Date to meet Required Payments in accordance with clause 14.8.

REQUIRED PAYMENTS (INTEREST WATERFALL)
                  14.8 The Global Trust Manager must direct the Issuer Trustee to pay (or direct the payment of) the following items in the following order of priority out of the Total Available Income (as calculated on the relevant Determination Date) on each Payment Date:

                        (a) first, at the Global Trust Manager's discretion, up to $1 to each Residual Income Unitholder;

                        (b) second, solely with respect to the first Payment Date, any Accrued Interest Adjustment to the Seller upon the transfer of any Mortgage Loan to the Trust during the Collection Period immediately preceding that Payment Date;

                        (c)   third, pari passu and rateably:

                              (i) any Taxes payable in relation to the Trust for the Collection Period immediately preceding that Payment Date;

                              (ii) the Issuer Trustee's fee payable on that Payment Date;

                              (iii) the Servicer's fee payable on that Payment Date;

                              (iv) the Global Trust Manager's fee payable on that Payment Date;


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                              (v)    the Security Trustee's fee payable on that
                                     Payment Date;

                              (vi) any Enforcement Expenses incurred during the Collection Period immediately preceding that Payment Date; and

                              (vii) any other Expenses of the Trust incurred during the Collection Period immediately preceding that Payment Date;

                        (d)   fourth, pari passu and rateably:

                              (i) any fees payable by the Issuer Trustee on that Payment Date under the Redraw Facility Agreement and the Liquidity Facility Agreement;

                              (ii)   any net amount payable by the Issuer
                                     Trustee on that Payment Date under the
                                     Basis Swap and the Fixed Rate Swap; and

                        (e) fifth, to the Liquidity Facility Provider in repayment or reimbursement of any Liquidity Drawing made before that Payment Date;

                        (f)   sixth, pari passu and rateably:

                              (i) to each Currency Swap Provider, such amount of the A$ Class A Interest Amount for the Interest Period ending on (but excluding) that Payment Date as is payable to the Currency Swap Provider on that Payment Date in accordance with the relevant Currency Swap and any unpaid A$ Class A Interest Amounts in respect of preceding Interest Periods;

                              (ii) the A$ Note Interest Amounts for the Redraw Notes for the Interest Period ending on (but excluding) that Payment Date and any unpaid A$ Note Interest Amounts for the Redraw Notes in respect of preceding Interest Periods;

                              (iii) any interest payable by the Issuer Trustee under the Redraw Facility Agreement for the Interest Period ending on (but excluding) that Payment Date and any unpaid interest amounts for the Redraw Facility in respect of preceding Interest Periods; and

                              (iv) any interest payable by the Issuer Trustee under the Liquidity Facility Agreement for the Interest Period ending on (but excluding) that Payment Date and any unpaid interest in respect of preceding Interest Periods; and

                        (g) seventh, the A$ Note Interest Amount for the Class B Notes for the Interest Period ending on (but excluding) that Payment

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                              Date and any unpaid A$ Note Interest Amounts for
                              the Class B Notes in respect of preceding Interest Periods.

                        The Issuer Trustee will only make a payment under any of paragraphs (a) to (g) inclusive to the extent that any Total Available Income remains from which to make the payment after amounts with priority to that amount have been paid and distributed.

                  14.9 On each Payment Date that any amount is payable to a Currency Swap Provider under clause 14.8(f)(i), the Issuer Trustee must comply with Condition 6.9 of the Class A Note Conditions.

EXCESS AVAILABLE INCOME
                  14.10 To the extent that, on any Payment Date, the Total
                        Available Income exceeds the amounts payable under clause 14.8 (as calculated on the relevant Determination
                        Date) ("EXCESS AVAILABLE INCOME"), the Global Trust Manager must apply any such excess and direct the Issuer Trustee to pay (or direct the payment of) such amount on that Payment Date in the following order of priority:

                        (a)   firstly, pari passu and rateably:

                              (i)    as an allocation to the A$ Class A
                                     Principal, an amount equal to any Principal
                                     Charge-Offs allocated to the Class A Notes on that Determination Date in respect of Principal Charge-Offs for the immediately preceding Collection Period;

                              (ii) as an allocation to the Redraw Principal, an amount equal to any Principal Charge-Offs allocated to the Redraw Principal Outstanding on that Determination Date in respect of Principal Charge-Offs for the immediately preceding Collection Period; and

                              (iii)  as an allocation to the Redraw Note
                                     Principal, an amount equal to any Principal
                                     Charge-Offs allocated to the Redraw Note
                                     Principal on that Determination Date in
                                     respect of Principal Charge-Offs for the immediately preceding Collection Period;

                        (b)   second, pari passu and rateably:

                              (i)    as an allocation to the A$ Class A
                                     Principal, an amount equal to the Carryover
                                     Principal Charge-Offs in respect of the
                                     Class A Notes;

                              (ii) as an allocation to the Redraw Principal, an amount equal to the Carryover Principal Charge-Offs in respect of the Redraw Principal Outstanding; and

                              (iii)  as an allocation to the Redraw Note
                                     Principal, an amount equal to the Carryover
                                     Principal Charge-Offs in respect of the
                                     Redraw Note Principal;

                        (c) third, as an allocation to the Class B Principal, an amount equal to any Principal Charge-Offs allocated to the Class B

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                              Notes on the immediately preceding Determination
                              Date in respect of Principal Charge-Offs for the immediately preceding Collection Period;

                        (d) fourth, as an allocation to the Class B Principal, an amount equal to any Carryover Principal Charge-Offs in respect of the Class B Notes;

                        (e) fifth, all Principal Draws which have not been repaid as at that Payment Date; and

                        (f) sixth, as to any surplus, pari passu and rateably to each Residual Income Unitholder by way of distribution of the income of the Trust.

                        The Issuer Trustee will only make a payment under any of paragraphs (a) to (f) above inclusive to the extent that any Excess Available Income remains from which to make the payment after amounts with priority to that amount have been paid and distributed.

PRINCIPAL COLLECTIONS

                  14.11 On each Determination Date, the Principal Collections is calculated as to the aggregate of:

                        (a)   (i)    the Collections for the immediately
                                     preceding Collection Period;

                              (ii) any amount to be drawn under the Redraw Facility Agreement on the Payment Date immediately following that Determination Date in accordance with clause 14.12;

                              (iii) the issue proceeds of any Redraw Notes to be issued on the Payment Date immediately following that Determination Date in accordance with clause 8.3; and (iv) in respect of the first Determination Date only, any amount received by the Issuer Trustee upon the initial issue of Notes in excess of the Purchase Price of Purchased Mortgage Loans, less the sum of:

                        (b) the Finance Charge Collections as calculated on that Determination Date; and

                        (c) any Mortgage Insurance Interest Proceeds received during the immediately preceding Collection Period.

REDRAW SHORTFALL
                  14.12 If the Global Trust Manager determines on any
                        Determination Date that there is a Redraw Shortfall, the Global Trust Manager must direct the Issuer Trustee in writing to request from the Redraw Facility Provider, in accordance with the Redraw Facility Agreement, a Redraw Drawing under the Redraw Facility Agreement on the

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                        immediately following Payment Date in an amount equal to
                        the lesser of:

                        (a)   the Redraw Shortfall on that Determination Date;
                              and

                        (b) the Available Redraw Amount on that Determination Date.

                        The Issuer Trustee must, if so directed by the Global Trust Manager, make that Redraw Drawing and have the proceeds deposited or transferred into the Collections Account on the relevant Payment Date.

PRINCIPAL DISTRIBUTIONS

                  14.13 On each Payment Date and based on the calculations,
                        instructions and directions provided to it by the Global Trust Manager, the Issuer Trustee must distribute out of Principal Collections (as calculated on the Determination Date immediately preceding that Payment
                        Date), the following amounts in the following order of priority:

                        (a) first, to repay or reimburse any Redraws provided by the Seller (up to and including the last day of the immediately preceding Collection Period) in relation to the Housing Loans comprising part of the Purchased Mortgage Loans to the extent that they have not previously been repaid or reimbursed;

                        (b) second, an amount equal to the Redraw Principal Outstanding (as calculated on the Determination Date immediately preceding that Payment Date but excluding any Redraw Drawings to be made on that Payment Date and any Redraw Principal to be paid on that Payment Date under clause 14.14(b)) will be allocated to the Redraw Principal to be applied in accordance with clause 14.14(b) on that Payment Date;

                        (c) third, as a Principal Draw (if required) under clause 14.5 on that Payment Date;

                        (d) fourth, an amount equal to the Aggregate Stated Amount of the Redraw Notes (as calculated on the Determination Date immediately preceding that Payment Date but excluding any Redraw Note Principal to be paid on that Payment Date under clause 14.14(c)) will be allocated to the Redraw Note Principal to be applied in accordance with clause 14.14(c) on that Payment Date;

                        (e)   fifth, an amount equal to the aggregate of:

                              (i) Class A Note Percentage of the Principal Collections; and

                              (ii) the Stepdown Percentage (calculated on the immediately preceding Determination date) of the Class B Percentage of the Principal Collections,

                              will be allocated to the A$ Class A Principal to be applied in accordance with clause 14.14(a) on that Payment Date;


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                        (f)   sixth, an amount equal to the Class B Percentage
                              of the Principal Collections (after any
                              application of the Stepdown Percentage under paragraph (e) above) will be allocated to the Class B Principal to be applied in accordance with clause 14.14(d) on that Payment Date; and

                        (g) seventh, as to any surplus (if any), to the Residual Capital Unitholder.

                        The Issuer Trustee will only make a payment under any of paragraphs (a) to (g) inclusive to the extent that any Principal Collections remain from which to make the payment after amounts with priority to that amount have been paid and distributed.

PAYMENTS OF PRINCIPAL ON THE NOTES AND TO THE REDRAW FACILITY PROVIDER
                  14.14 On each Payment Date prior to the occurrence of an Event of Default, the Issuer Trustee must, in accordance with the directions given by the Global Trust Manager and subject to the payment priority provided for in clause 14.13, pay:

                        (a) (A$ CLASS A PRINCIPAL) the A$ Class A Principal payable for that Payment Date to each Currency Swap Provider in accordance with Condition 7.2(a) of the Class A Note Conditions and the terms of the relevant Currency Swap and comply with Condition 7.2 of the Class A Note Conditions;

                        (b) (REDRAW PRINCIPAL) the Redraw Principal payable for that Payment Date to the Redraw Facility Provider towards the Redraw Principal Outstanding (as calculated on the Determination Date immediately preceding that Payment Date but excluding any Redraw Principal to be paid to the Redraw Facility Provider under this clause 14.14(b) on that Payment Date);

                        (c) (REDRAW NOTE PRINCIPAL) the Redraw Note Principal payable for that Payment Date, amongst the Redraw Notes (if any) as a repayment of principal on the Redraw Notes in the following order:

                              (i) first, pari passu and rateably amongst those Redraw Notes with the earliest Issue Date until the Aggregate Stated Amount of those Redraw Notes (as calculated on the Determination Date immediately preceding that Payment Date but without double counting amounts to be paid under this clause 14.14(c) on that Payment Date) is reduced to zero;

                              (ii) secondly, pari passu and rateably amongst those Redraw Notes with the next earliest Issue Date (if any) until the Aggregate Stated Amount (as calculated on the Determination Date immediately preceding that Payment Date but without double counting amounts to be paid under this clause 14.14(c) on that Payment Date) of those Redraw Notes is reduced to zero; and


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                                                                              50
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                              (iii)  subsequently, pari passu and rateably
                                     amongst each subsequent group of Redraw
                                     Notes (if any) with the same Issue Date
                                     until the Aggregate Stated Amount of those Redraw Notes (as calculated on the Determination Date immediately preceding that Payment Date but without double counting amounts to be paid under this clause 14.14(c) on that Payment Date) is reduced to zero on the basis that a Redraw Note will not be entitled to any payment in respect of principal under this clause 14.14(c) until the Aggregate Stated Amount of all Redraw Notes with an earlier Issue Date than that Redraw Note has been reduced to zero; and

                        (d) (CLASS B PRINCIPAL) the Class B Principal payable for that Payment Date, pari passu and rateably amongst the Class B Notes until the Aggregate Stated Amount of the Class B Notes (as calculated on the Determination Date immediately preceding that Payment Date but without double counting amounts to be paid under this clause 14.14(d) on that Payment Date) is reduced to zero.

PRINCIPAL CHARGE-OFFS
                14.14A If, on any Determination Date, the Global Trust Manager determines that there are Principal Charge-Offs in respect of the immediately preceding Collection Period, the Global Trust Manager must, on that Determination Date, allocate such Principal Charge-Offs in the following order:

                        (a) first, towards the Class B Notes until the amount so allocated equals the Aggregate Stated Amount (without double counting) of the Class B Notes (as at that Determination Date); and

                        (b) second, pari passu and rateably (based on the Aggregate Stated Amounts of the relevant Notes and the Redraw Principal Outstanding as at the immediately preceding Determination Date) towards:

                              (i)    the Class A Notes until the amount so
                                     allocated equals the Aggregate Stated
                                     Amount (without double counting) of the
                                     Class A Notes (as at that Determination
                                     Date);

                              (ii) the Redraw Principal Outstanding until the amount so allocated equals the Redraw Principal Outstanding (without double counting) (as at that Determination Date); and

                              (iii)  the Redraw Notes until the amount so
                                     allocated equals the Aggregate Stated
                                     Amount (without double counting) of the
                                     Redraw Notes (as at that Determination
                                     Date).


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CARRYOVER PRINCIPAL CHARGE-OFFS
                  14.15 If, on any Determination Date, the Principal Charge-Offs
                        for the immediately preceding Collection Period exceed the amount of the Excess Available Income available for allocation to Principal Charge-Offs under clause 14.10(a) on that Determination Date, the Global Trust Manager must, on and with effect from the next Payment
                        Date:

                        (a) first, (without double counting any Principal Charge-Offs) reduce the Aggregate Stated Amount of the Class B Notes by the amount of that excess until the Aggregate Stated Amount of the Class B Notes (as at that Determination Date) is reduced to zero; and

                        (b) second, (without double counting any Principal Charge-Offs) pari passu and rateably (based on the Aggregate Stated Amounts of the relevant Notes and the Redraw Principal Outstanding as at the immediately preceding Determination Date) reduce:

                              (i) the Aggregate Stated Amount of the Class A Notes by the amount of that excess until the Aggregate Stated Amount of the Class A Notes (as at that Determination Date) is reduced to zero;

                              (ii) the Redraw Principal Outstanding by the amount of that excess until the Redraw Principal Outstanding (as at that Determination Date) is reduced to zero; and

                              (iii) the Aggregate Stated Amount of the Redraw Notes by theamount of that excess until the Aggregate Stated Amount of the Redraw Notes (as at that Determination Date) is reduced to zero,

                        (each a "CARRYOVER PRINCIPAL CHARGE-OFF").

INCREASES
                  14.16 To the extent that on any Determination Date amounts are available for allocation under clauses 14.10(b) and (d), then an amount equal to these amounts shall be applied on the next Payment Date to increase respectively:

                        (a) first, pari passu and rateably (based on the Aggregate Stated Amounts of the relevant Notes and the Redraw Principal Outstanding as at the immediately preceding Determination Date), the Aggregate Stated Amount of the Class A Notes, until it reaches the Total Invested Amount of the Class A Notes (as at that Determination Date), the Redraw Principal until it reaches the Redraw Principal Outstanding (as at that Determination
                              Date) and the Aggregate Stated Amount of the Redraw Notes until it reaches the Total Invested Amount of the Redraw Notes (as at that Determination Date); and

                        (b) second, the Aggregate Stated Amount of the Class B Notes until it reaches the Total Invested Amount of the Class B Notes (as at that Determination
                              Date).


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EARLY REPAYMENT COSTS
                  14.17 On each Determination Date, the Global Trust Manager will calculate the aggregate of the Early Repayment Costs in respect of the Purchased Mortgage Loans during the immediately preceding Collection Period and will direct the Servicer to pay that amount, on the immediately following Payment Date, to the Fixed Rate Swap Provider under the terms of the Fixed Rate Swap.

APPLICATION OF PROCEEDS FOLLOWING AN EVENT OF DEFAULT
                  14.18 Following the occurrence of an Event of Default, the
                        Security Trustee must apply all moneys received by it in respect of the Secured Property in the following order:

                        (a) first, to pay rateably amounts owing or payable under the Master Security Trust Deed to indemnify the Security Trustee against all loss and liability incurred by the Security Trustee or any receiver in acting under the Master Security Trust Deed, except the Receiver's remuneration;

                        (b) second, to pay rateably any fees and any liabilities, losses, costs, claims, expenses, actions, damages, demands, charges, stamp duties and other taxes due to the Global Trust Manager, the Issuer Trustee, the Security Trustee, the Note Trustee or any Agent and the Receiver's remuneration;

                        (c) third, to pay rateably other outgoings and liabilities that the Receiver, the Issuer Trustee, the Global Trust Manager, the Security Trustee or the Note Trustee have incurred in acting under the Master Trust Deed, this deed, the Master Security Trust Deed, and, in the case of the Note Trustee, under the Note Trust Deed;

                        (d) fourth, to pay rateably any security interests over the Assets of the Trust of which the Security Trustee is aware having priority to the Deed of Charge in the order of their priority;

                        (e)   fifth, to pay rateably:

                              (i) the Seller any unpaid Accrued Interest Adjustment; and

                              (ii) the Fixed Rate Swap Provider and the Basis Swap Provider amounts in respect of collateral or prepayments owing under the Fixed Rate Swap or Basis Swap;

                        (f)   sixth, to pay rateably:

                              (i)    the Class A Noteholders and Redraw
                                     Noteholders all other Secured Moneys owing in relation to the Class A Notes and the Redraw Notes. For this purpose, the Secured Moneys owing in respect of the Class A Notes and Redraw Notes will be converted from US$ to Australian dollars at the A$ Exchange Rate. This will be applied:

                                                                              53
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                                     (A)    first, rateably towards all unpaid
                                            interest on the Class A Notes and
                                            Redraw Notes; and

                                     (B)    second, rateably to reduce the
                                            Aggregate Stated Amount of the Class
                                            A Notes and Redraw Notes;

                              (ii)   any other Secured Money owing to the
                                     Liquidity Facility Provider;

                              (iii) any Secured Moneys owing to the Redraw Facility Provider, provided that for this purpose the Secured Moneys owing in respect of the Redraw Facility Provider will be the Redraw Principal Outstanding;

                              (iv) rateably all other Secured Moneys owing to each Currency Swap Provider; and

                              (v) rateably all other Secured Moneys owing to each Swap Provider (other than each Currency Swap Provider);

                        (g) seventh, to pay rateably to the Class A Noteholders, the Redraw Noteholders and the Redraw Facility Provider, all Principal Charge-Offs and Carryover Principal Charge-Offs constituting remaining Secured Moneys owing in respect of the Class A Notes, the Redraw Notes and the Redraw Facility. For this purpose, the Secured Moneys in respect of the Class A Notes will be converted from US$ to Australian dollars at the A$ Exchange Rate;

                        (h) eighth, if there are still Secured Moneys owing in respect of the Class A Notes and the Redraw Notes, after the application of the preceding paragraphs, to pay the remaining Secured Moneys owing in relation to the Class A Notes and the Redraw Notes;

                        (i) ninth, equally to the Class B Noteholders to be applied:

                              (A) first, rateably towards all unpaid interest on the Class B Notes;

                              (B) second, rateably to reduce the Aggregate Stated Amount of the Class B Notes;

                        (j) tenth, to pay rateably to each Secured Creditor any monetary liabilities owing to that Secured Creditor under any Transaction Document and not satisfied under the preceding paragraphs;

                        (k) eleventh, to pay subsequent security interests over the Assets of the Trust of which the Security Trustee is aware, in the order of their priority; and

                        (l) twelfth, to pay any surplus to the Issuer Trustee to be distributed in accordance with the terms of the Master Trust Deed and this deed. The surplus will not carry interest as against the Security Trustee.


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EXCLUDED AMOUNT
                  14.19 The proceeds of any collateral provided by a Support
                        Facility Provider will not be treated as Secured Property available for distribution in accordance with clause 14.18. Any such collateral shall (subject to the operation of any netting provisions in the relevant Support Facility) be returned to the relevant Support Facility Provider except to the extent that the relevant Support Facility requires it to be applied to satisfy any obligation owed to the Issuer Trustee by the relevant Support Facility Provider.

15    DETERMINATIONS BY GLOBAL TRUST MANAGER
--------------------------------------------------------------------------------
DETERMINATIONS BY GLOBAL TRUST MANAGER
                  15.1 On each Determination Date, the Global Trust Manager will (and where applicable, in respect of the Collection Period ending immediately prior to that Determination
                        Date) determine or otherwise ascertain:

                        (a)   the Finance Charge Collections;

                        (b)   the Other Income;

                        (c)   the Mortgage Insurance Interest Proceeds;

                        (d)   the Available Income;

                        (e)   the Total Available Income;

                        (f)   the Principal Draw, if any;

                        (g)   the Liquidity Draw, if any;

                        (h)   the Expenses of the Trust;

                        (i) the Required Payments (and each amount comprising the Required Payments);

                        (j)   the Excess Available Income;

                        (k)   the Principal Collections;

                        (l)   the Redraw Shortfall (if any);

                        (m)   the Principal Charge-Offs (if any);

                        (n)   the Carryover Principal Charge-Offs (if any);

                        (o)   the Extraordinary Expenses, if any;

                        (p)   the Enforcement Expenses, if any; and

                        (q)   any other relevant determinations.


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                  15.2  The Global Trust Manager must:

                        (a) notify the Issuer Trustee of each of the amounts calculated by it in clause 15.1; and

                        (b) instruct the Issuer Trustee as to the payments to be made by the Issuer Trustee on the relevant Payment Date in accordance with clause 14.

                  15.3 On or before midday on the day which is two Business Days prior to each Payment Date, the Global Trust Manager must:

                        (a) determine any net amounts required to be drawn under Support Facilities on that Payment Date;

                        (b)   notify the Issuer Trustee of such determinations;
                              and

                        (c)   direct the Issuer Trustee to make such drawings.

16    GLOBAL TRUST MANAGER, ISSUER TRUSTEE AND SERVICER FEES
------------------------------------------------------------------------------
GLOBAL TRUST MANAGER'S FEE
                  16.1 For the purposes of clause 26.1 of the Master Trust Deed, and in consideration of the Global Trust Manager performing its function and duties in respect of the Trust, it will be paid a fee by the Issuer Trustee from the Trust quarterly in arrears on each Payment Date equal to the product of:

                        (a) the Total Invested Amount of all Notes on the last day of the Quarter ending immediately before that Payment Date;

                        (b) 0.10% per annum or such other rate as is agreed by the Global Trust Manager and the Issuer Trustee from time to time, notice of which must be sent by the Global Trust Manager to each Current Rating Agency; and

                        (c) the number of days between the immediately preceding Payment Date and the current Payment Date divided by 365 days,

                        provided that the fee payable to the Global Trust Manager in respect of the first period shall be calculated with respect to the number of days between the Closing Date and the first Payment Date.

                        The fee shall accrue due from day to day.

ISSUER TRUSTEE'S FEE
                  16.2 For the purposes of clause 26.2 of the Master Trust Deed, and in consideration of the Issuer Trustee performing its functions and duties in respect of the Trust it will receive a fee, in an amount and calculated in such manner as may be agreed between the Issuer Trustee and the Global Trust Manager from time to time provided there is no Adverse Rating Effect.


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SERVICER'S FEE
                  16.3 For the purposes of clause 6.1 of the Servicing Agreement, and in consideration of the Servicer performing its functions and duties in respect of the Trust, it will be paid a fee by the Issuer Trustee from the Trust payable quarterly in arrears on each Payment Date equal to the product of:

                        (a) the aggregate Outstanding Principal Balance of all Housing Loans comprising part of the Purchased Mortgage Loans on the first day of the Quarter ending immediately before that Payment Date;

                        (b) 0.40% per annum or such other rate as is agreed by the Global Trust Manager, the Issuer Trustee and the Servicer from time to time, notice of which must be sent by the Global Trust Manager to each Current Rating Agency; and

                        (c) the number of days between the immediately preceding Payment Date and the current Payment Date divided by 365 days,

                        provided that the fee payable to the Servicer in respect of the first period shall be calculated with respect to the number of days between the day after the Cut-Off Date and the first Payment Date and based on the aggregate Outstanding Principal Balance of all Housing Loans comprising part of the Purchased Mortgage Loans as at the Cut-Off Date.

                        That fee shall accrue due from day to day.

FEE AND GST
                  16.4 The fees payable to the Global Trust Manager, the Issuer Trustee and the Servicer are inclusive of GST. Each supplier will provide the corresponding recipient any reasonable documentation required for GST purposes so as to enable the relevant recipient to receive an input tax credit or tax refund for tax purposes.



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PART 5 - GENERAL

17    NOTICES
--------------------------------------------------------------------------------
NOTICES
                  17.1 Any notice, request, certificate, approval, demand, consent or other communication to be given under this deed:

                        (a) must be given by an Authorised Person of the relevant party;

                        (b)   must be in writing; and

                        (c) must be left at the address of the addressee or sent by prepaid ordinary post to the address of the addressee or sent by facsimile to the facsimile number of the addressee, or sent by e-mail to the e-mail address of the addressee set out below or as are notified by the party to the other parties as its address for service of communications pursuant to this deed.

                              ISSUER TRUSTEE:

                              Address:    Level 3
                                          39 Hunter Street
                                          Sydney   NSW   2000
                              Facsimile:  (61 2) 9221 7870
                              Attention:  Manager, Securitisation
                              E-mail:     as notified from time to time

                              GLOBAL TRUST MANAGER:

                              Address:    7301 Baymeadows Way
                                          Jacksonville
                                          Florida   32256
                                          United States of America
                              Facsimile:  904 281 3062
                              Attention:  General Counsel
                              E-mail:     rjjacobs@homeside.com

                              SECURITY TRUSTEE:

                              Address:    Level 3
                                          39 Hunter Street
                                          Sydney   NSW   2000
                              Facsimile:  (61 2) 9221 7870
                              Attention:  Manager, Securitisation
                              E-mail:     as notified from time to time

                              SELLER:

                              Address:    Level 24
                                          500 Bourke Street
                                          Melbourne   Vic   3000
                              Facsimile:  (61 3) 8641 4927
                              Attention:  Company Secretary

                              SERVICER:


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                                                                              58
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
                              Address:    Level 1
                                          120 Spencer Street
                                          Melbourne   Vic   3000
                              Facsimile:  (61 3) 9601 7600
                              Attention:  Head of Servicing and Head of Securitisation

DEEMED RECEIPT
                  17.2 A notice, request, certificate, demand, consent or other communication under this deed is deemed to have been received:

                        (a) where delivered in person, upon receipt at the relevant office;

                        (b) where sent by post, on the third (seventh if outside Australia) day after posting;

                        (c) where sent by facsimile, on production by the dispatching facsimile machine of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient; and

                        (d) in the case of an e-mail, on receipt by the sender of an e-mail from the recipient stating that the e-mail was delivered in its entirety and the contents and attachments of the e-mail have been received.

                        However, if the time of deemed receipt of any notice is not before 4.00 p.m. (local time at the address of the recipient) on a Business Day it is deemed to have been received at the commencement of business on the next following Business Day.

18    COUNTERPARTS
--------------------------------------------------------------------------------
                        This deed may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

19    DAMAGES
------------------------------------------------------------------------------
CLAIM FOR DAMAGES
                  19.1 Where this deed provides for damages to be payable by the Seller, the Servicer or the Global Trust Manager to the Issuer Trustee:

                        (a) (CLAIM MUST BE IN WRITING) a written notice of a claim for damages must be provided to the relevant party by the Issuer Trustee;

                        (b) (CLAIM MUST SPECIFY THE AMOUNT OF DAMAGES) such notice must specify the amount of damages claimed and how such amount has been determined by reference to the loss incurred as a result of the breach leading to the claim for damages; and

                        (c) (ISSUER TRUSTEE MUST ACT ON INSTRUCTIONS) the Issuer Trustee in preparing a notice in accordance with clauses 19.1(a) and (b) will act on the instructions of the Global Trust Manager (in the case of a claim against the Seller or the Servicer) or take expert advice, if necessary (in the case of a claim against the Global Trust Manager).


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ALLOCATION OF DAMAGES
                  6.2 If damages or indemnities are payable to the Issuer Trustee by the Servicer, the Seller or the Global Trust Manager for breach of a representation, warranty or obligation under the Master Trust Deed, this deed or another Transaction Document, such damages (or indemnities, as the case may be) are to be treated as Finance Charge Collections. On each Determination Date the Global Trust Manager must notify the Issuer Trustee of the damages (or the indemnities, as the case may be) received (if any) in the Collection Period just ended.

20    MISCELLANEOUS
--------------------------------------------------------------------------------
CERTIFICATE
                  20.1 A certificate signed by the Issuer Trustee or its solicitors about a matter or about a sum payable to the Issuer Trustee in connection with this deed is sufficient evidence of the matter or sum stated in the certificate unless the matter or sum is proved to be false.

EXERCISE OF RIGHTS
                  20.2 The Issuer Trustee or an attorney appointed under this deed may exercise a right, power or remedy at its discretion, and separately or concurrently with another right, power or remedy. A single or partial exercise of a right, power or remedy by the Issuer Trustee does not prevent a further exercise of that or an exercise of any other right, power or remedy. Failure by the Issuer Trustee to exercise or delay in exercising a right, power or remedy does not prevent its exercise. The Issuer Trustee is not liable for any loss caused by its exercise, attempted exercise, failure to exercise or delay in exercising it except in the case of the Issuer Trustee, its negligence, fraud or breach of trust.

WAIVER AND VARIATION
                  20.3 A provision of or a right created under this deed may not be waived or varied except in writing signed by the party or parties to be bound.

SUPERVENING LEGISLATION
                  20.4 Any present or future legislation which operates to vary the obligations of the Issuer Trustee in connection with this deed with the result that the Issuer Trustee's rights, powers or remedies are adversely affected (including, without limitation, by way of delay or postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.

APPROVALS AND CONSENT
                  20.5 The Issuer Trustee, the Global Trust Manager or an attorney appointed under this deed may give conditionally or unconditionally or withhold its approval or consent in its absolute discretion, unless this deed expressly provides otherwise.


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                                                                              60
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REMEDIES CUMULATIVE
                  20.6 The rights, powers and remedies provided in this deed are cumulative with and not exclusive of the rights, powers or remedies provided by law independently of this deed.

INDEMNITIES
                  20.7 Each indemnity in this deed is a continuing obligation, separate and independent from the other obligations of the Issuer Trustee and the Global Trust Manager and survives termination of this deed. It is not necessary for the Issuer Trustee or the Global Trust Manager to incur expense or make payment before enforcing a right of indemnity conferred by this deed.

TIME OF THE ESSENCE
                  20.8 Time is of the essence in this deed in respect of an obligation of the Issuer Trustee to pay money.

RECEIPTS
                  20.9 The receipt of a Receiver, or an Authorised Person of the Issuer Trustee, releases the person paying money to the Receiver or the Issuer Trustee in connection with this deed from:

                        (a) liability for the money paid or expressed to be received; and

                        (b) being concerned to see to its application or being answerable or accountable for its loss or misapplication.

ACKNOWLEDGMENT
                  20.10 The parties acknowledge and agree that the Issuer
                        Trustee and the Global Trust Manager in exercising their powers and discretions under this deed, and in performing their obligations under this deed, must act in accordance with their duties and obligations under the Transaction Documents in respect of the Trust and may exercise such powers and discretions as provided in the Transaction Documents in respect of the Trust and (without limitation) in forming any opinion may obtain and act upon the advice of persons who are not parties to the Transaction Documents in respect of the Trust.

                  20.11 The parties acknowledge that they are bound by the terms of the Master Trust Deed, the Deed of Charge in respect of the Trust and this deed in respect of the Trust.

DISCLOSURE OF INFORMATION
                  20.12 Subject to this deed, the Issuer Trustee is not required
                        (unless ordered so to do by a court of competent jurisdiction) to disclose to any Unitholder, Secured Creditor or any other person confidential, financial or other information made available to the Issuer Trustee in connection with this deed.

RIGHTS CUMULATIVE
                  20.13 The rights, powers and remedies provided in this deed are cumulative and not exclusive of the rights, powers or remedies provided by law independently of this deed.

                                                                              61
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SIGNATURES
                  20.14 The Issuer Trustee and the Global Trust Manager may rely on the validity of any signature on any transfer, form of application or other instrument or document unless the Issuer Trustee or the Global Trust Manager (as the case may be) has reasonable grounds to believe that the signature is not genuine. Neither the Issuer Trustee nor the Global Trust Manager is liable to make good out of its own funds any loss incurred by any person if a signature is forged or otherwise fails to bind the person whose signature it purports to be or on whose behalf it purports to be made. Any such loss, subject to any right of reimbursement from any other person (including the Global Trust Manager) is to be borne by the relevant Trust in respect of which the loss is incurred.

21    GOVERNING LAW
--------------------------------------------------------------------------------
GOVERNING LAW
                  21.1 This deed and each Trust are governed by the law in force in the Australian Capital Territory and the rights, liabilities and obligations of the parties to it are governed by the laws in force in the Australian Capital Territory.

SUBMISSION TO JURISDICTION
                  21.2 Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory and courts of appeal from them. Each party waives any right it has to object to an action being brought in those courts including, without limitation, by claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

SERVICE
                  21.3 Without preventing any other mode of service, any document in an action (including, without limitation, any writ of summons or other originating process or any third or other party notice) may be served on any party by being delivered to or left for that party at its address for service of notices under clause 17.

22    LIMITED RECOURSE - ISSUER TRUSTEE
--------------------------------------------------------------------------------
                        Clause 2 of the Definitions Schedule applies to this deed as if set out in full in it (with any consequential changes as are necessary to give effect to that clause in this deed).

23    SELLER TRUST
--------------------------------------------------------------------------------
CONSTITUTION OF SELLER TRUST
                  23.1 Subject to this clause 23, a Seller Trust is constituted upon execution of this deed and the payment of $20 by the Seller to the Issuer Trustee. The Seller Trust Assets of the Seller Trust vest in the Issuer Trustee and are held by the Issuer Trustee on the terms of and subject to this deed.

                                                                              62
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DECLARATION OF TRUST
                  23.2 The Issuer Trustee declares that it will hold all its right, title and interest in the Seller Trust Assets of the Seller Trust on bare trust for the Seller.

                  23.3  With respect to:

                        (a) the Trust, the Issuer Trustee will hold all of its right, title and interest in so much of any Mortgage Loan, Mortgage Title Documents and Monetary Rights for each Purchased Mortgage Loan from time to time assigned to the Issuer Trustee (including, without limitation, the proceeds of enforcement of that Purchased Mortgage Loan) as is necessary to enable the full and final repayment of all amounts owing by the Debtor in respect of the Purchased Mortgage Loan, on trust for the Trust; and

                        (b) the Seller Trust, the Issuer Trustee will hold each Other Secured Liability and the balance (if any) of any Mortgage Loans, Mortgage Title Documents and Monetary Rights on trust for the Seller Trust.

ENTITLEMENT
                  23.4 The beneficial interest in the Seller Trust Assets relating to the Seller Trust vests absolutely in the Seller.

DEALING WITH ASSETS
                  23.5  Subject to the terms of this deed:

                        (a) the Seller is entitled to deal with the Seller Trust Assets in its absolute discretion;

                        (b) the Issuer Trustee must not deal with the Seller Trust Assets of the Seller Trust other than in accordance with the directions given to it by the Seller from time to time; and

                        (c) the Issuer Trustee must act in accordance with any direction given to it by the Seller in respect of the Seller Trust Assets,

                        except if the Issuer Trustee considers that it would be illegal for the Issuer Trustee to do so, would constitute a breach of any document, agreement or law or would result in the Issuer Trustee's exposure to a risk of personal liability where the Issuer Trustee is not satisfied, in its absolute discretion, that the Seller will be able to indemnify or reimburse the Issuer Trustee in accordance with clause 23.11.

TREATMENT OF SHARED COLLATERAL
                  23.6  Where:

                        (a)   a Purchased Mortgage Loan forms part of the Trust;

                        (b) an Other Secured Liability forms part of the Seller Trust; and

                        (c) the Mortgage which secures the Mortgage Loan also, in accordance with the terms of this deed, secures the Other Secured Liability,

                                                                              63
--------------------------------------------------------------------------------
                        then all moneys received by the Seller, the Servicer, the Global Trust Manager, or the Issuer Trustee or any receiver, receiver and manager or attorney under or in relation to a Purchased Mortgage Loan or any Other Secured Liability as a result of the enforcement of a Purchased Mortgage Loan shall be applied in accordance with the directions of the Global Trust Manager and in the following order of priority:

                        (d) first, to meet all costs, charges and expenses of the Issuer Trustee or the relevant mortgagee or any receiver, receiver and manager or attorney incurred in the enforcement of the Purchased Mortgage Loan;

                        (e) second, in satisfaction of amounts owing under the Purchased Mortgage Loan, to be held on the terms of the Trust; and

                        (f) third, as to any excess, in satisfaction of the Other Secured Liability.

                        For the avoidance of doubt, the Seller acknowledges that:

                              (i)    it may not take any action that would
                                     restrict or prevent the transfer of, and its consent will not be required to transfer, Mortgage Loans between trusts, or from the Trust to any other person, in accordance with this deed and the Master Trust Deed or any other action which the Issuer Trustee may take in respect of the Mortgage Loans in accordance with this deed and the Master Trust Deed (provided that the other trust, or the other person, to whom the Mortgage Loans are transferred is made aware of the existence of the interests of the Seller in the Mortgage Loans);

                              (ii) it will not, and has no right to, take any action which may affect or restrict the ability of the Issuer Trustee or the Security Trustee (or any receiver, receiver and manager or attorney appointed by any of them) to take any enforcement action in
                                     respect of a Mortgage Loan. The Seller will not demand, nor will it receive (or be entitled to receive) any payment in respect of an interest in the Mortgage Loan until all payments referred to in clauses 23.6(d) and (e) have been paid in full; and

                              (iii) it may not direct the Issuer Trustee to take any action with respect to a Seller Trust Asset that may prejudice the interests of Unitholders and/or Secured Creditors.

PROCEEDS
                  23.7 Subject to clause 23.6, the Seller may retain any proceeds received by it from the Seller Trust Assets of the Seller Trust.

                  23.8 Subject to clause 23.6, the Issuer Trustee must immediately pay to or at the direction of the Seller any proceeds the Issuer Trustee receives in respect of the Seller Trust Assets of the Seller Trust. Any such payment constitutes a good discharge of the Issuer Trustee.

                                                                              64
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CLAW-BACK
                  23.9 The Seller must immediately pay to or at the direction of the Issuer Trustee any payments made erroneously by the Issuer Trustee to the Seller under clause 23.8.

DUTIES
                  23.10 (a)   The Issuer Trustee owes no fiduciary or other
                              duties to the Seller in respect of the Seller
                              Trust Assets of the Seller Trust other than as set out in this clause. The Issuer Trustee is not, in any event, liable to the Seller for any loss to the Seller Trust Assets of a Seller Trust as a result of acting on the directions of the Seller or for not acting as a result of the Seller failing to give a direction to the Issuer Trustee.
                              The only recourse of the Seller against the Issuer
                              Trustee in respect of the Seller Trust will be for any loss suffered by the Seller to the extent of the Issuer Trustee's fraud, negligence or breach of trust.

                        (b) The Issuer Trustee has no liability to the Unitholders of the Trust or to the Secured Creditors of the Trust for acting on the directions of the Seller (or for not acting, where the Seller fails to give a direction to the Issuer Trustee) in respect of the Seller Trust Assets that are referable to the Trust.

INDEMNITY
                  23.11 Without limiting any other indemnity to which the Issuer
                        Trustee is entitled, and subject to clause 23.12, the Seller indemnifies the Issuer Trustee against any cost, expense, loss or liability incurred by the Issuer Trustee as a result of any dealing with the Seller Trust Assets by the Seller, the Issuer Trustee complying with directions given to it by the Seller in respect of any Seller Trust Assets or as a result of not acting if the Seller gives it no direction. The Seller must pay or reimburse the Issuer Trustee on demand for all expenses payable in connection with this indemnity. The provisions of clause 2 of the Definitions Schedule and clauses 12.3, 12.5 and 12.8 to 12.24 (inclusive) of the Master Trust Deed apply to the Seller Trust as if it were a "Trust" as defined in the Master Trust Deed.

                  23.12 The indemnity given by the Seller in clause 23.11 will not apply to the extent that the relevant cost, expense, loss or liability arises as a result of the Issuer Trustee's fraud, negligence or breach of trust.

TERMINATION
                  23.13 Subject to this deed, the Seller Trust terminates when the Issuer Trustee ceases to have any right to or interest in, the Seller Trust Assets of the Seller Trust.

TRANSFER
                  23.14 If:

                        (a) any Purchased Mortgage Loans are transferred from the Trust to another trust in accordance with this deed or the Master Trust Deed; and

                        (b) a Seller Trust exists in respect of any such Mortgage Loans,

                                                                              65
--------------------------------------------------------------------------------
                        then, subject to this deed, the Seller Trust in respect of the relevant Mortgage Loans will cease to exist in respect of the Trust from which those Mortgage Loans are transferred and the Seller Trust established under this deed to which those Mortgage Loans are transferred will from that time apply to those Mortgage Loans. The consent or approval of the Seller is not required in respect of such a transfer.

OTHER LIABILITIES
                  23.15 The Seller may provide additional or further financial accommodation to a Debtor which is secured by a Shared Security (other than any such financial accommodation provided in respect of a Purchased Mortgage Loan) which has been assigned to the Trust after that assignment has taken place.

SHARED SECURITIES

                  23.16 (a)   The Issuer Trustee must not, and the Global Trust
                              Manager must not direct the Issuer Trustee to, sell, transfer or grant any Security Interest over any Shared Security which is held by it partly as trustee for the Trust and partly by it as trustee for the Seller Trust without notifying the relevant transferee or holder of the Security
                              Interest of the existence of the interest of the Seller as beneficiary of the Seller Trust in that Shared Security.

                        (b) The Seller (as beneficiary of the Seller Trust) has the power, in the case of a Shared Security over Land, to lodge a caveat over any Shared Security where the Issuer Trustee has, in breach of clause 23.16(a) sold, transferred or granted any Security Interest or the Seller reasonably believes that the Issuer Trustee will sell, transfer or grant any Security Interest.

24    SELLER PROVISIONS
--------------------------------------------------------------------------------
SET-OFF
                  24.1 If the Seller exercises a right of set-off or combination in respect of any Mortgage Loan, or if any right of set-off is exercised against the Seller in respect of any Mortgage Loan, the Seller must pay to the Issuer Trustee, subject to any laws relating to preferences (or the equivalent), the amount of, respectively, any benefit accruing to the Seller as a result of the exercise of its right of set-off or combination or the amount of any right of set-off exercised against the Seller.

SELLER DOWNGRADE
                  24.2 If at any time the Seller has a short term deposit credit rating assigned by Moody's which is lower than P-1 (or such other rating as is agreed between the Global Trust Manager, the Issuer Trustee, the Seller and Moody's) or has a short term deposit credit rating assigned by S&P which is lower than A-1+ (or such other rating as is agreed between the Global Trust Manager, the Issuer Trustee, the Seller and S&P) or has a long term rating assigned by Fitch of lower than BBB (or such other rating as is agreed between the Global Trust Manager, the Issuer Trustee, the Seller and Fitch) then (whether or not clause 24.5 has previously applied) the Seller must:

                        (a) (MAKE A SELLER DEPOSIT): as a prepayment of its obligations pursuant to clause 24.1, pay to the Issuer Trustee the amount of

                                                                              66
--------------------------------------------------------------------------------
                              any set-off that may thereafter be exercised against the Seller, deposit or maintain in an account ("SET-OFF ACCOUNT") with an Eligible Bank which has a short term credit rating of A-1+ from S&P (which may be the Collections Account while the holder of the Collections Account is rated in this manner) on each Payment Date thereafter (after giving effect to the payments to be made on that Payment Date) an amount which is the greater of the following ("SELLER DEPOSIT"):

                              (i) in the case of a lower rating by S&P, the amount from time to time agreed with S&P or, failing agreement, the amount from time to time specified by S&P, which is sufficient in either case (as applicable) so as to not result in an Adverse Rating Effect in respect of S&P; or

                              (ii) in the case of a lower rating by Moody's or Fitch (as applicable), unless otherwise agreed by Moody's or Fitch (as the case may be), an amount equal to 125% of the aggregate of the amounts then standing to the credit of the deposit accounts held by Debtors with Housing Loans that comprise part of the Purchased Mortgage Loans that do not have a Waiver of Set-Off as at the preceding Payment Date; or

                        (b) (OTHER ARRANGEMENTS): implement such other arrangements as are from time to time agreed between the Seller and S&P (in the case of a lower rating by S&P), Moody's (in the case of a lower rating by Moody's) or Fitch (in the case of a lower rating by Fitch) (and notified by the Seller to the Issuer Trustee and the Global Trust Manager) so as to ensure that an Adverse Rating Effect does not result in respect of either S&P, Moody's or Fitch (as the case may be) if such other arrangements cannot be so agreed with S&P, Moody's or Fitch (as the case may be), the Seller must comply with clause 24.2(a) in relation to S&P, Moody's or Fitch, as the case may be), provided that the Seller will not have any obligation pursuant to this clause 24.2 if all Housing Loans which are part of the Purchased Mortgage Loans which are Assets of the Trust have a Waiver of Set-Off.

REDUCTION OR INCREASE OF SELLER DEPOSIT
                  24.3  If on a Payment Date to which clause 24.2 applies:

                        (a) (REDUCTION): the required amount of the Seller Deposit pursuant to clause 24.2(a) is less than the existing amount of the Seller Deposit, the Global Trust Manager will direct the Issuer Trustee to repay (and upon receipt of such direction the Issuer Trustee will repay on that Payment Date) to the Seller from the Set-Off Account the difference between the required amount of the Seller Deposit on that Payment Date and the existing amount of the Seller Deposit; and


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                        (b)   (INCREASE): the required amount of the Seller
                              Deposit pursuant to clause 24.2(a) is greater than the existing amount of the Seller Deposit, the Seller will deposit in the Set-Off Account on that Payment Date the difference between the required amount of the Seller Deposit on that Payment Date and the existing amount of the Seller Deposit.

INTEREST ON SELLER DEPOSIT
                  24.4 On each Determination Date, the Global Trust Manager will determine the amount (if any) that has been received in the Collection Period just ended in respect of interest that has been earned on the Set-Off Account and which is attributable to the Seller Deposit (if any) deposited in the Set-Off Account and will instruct the Issuer Trustee to pay such interest to the Seller on the next Payment Date.

SELLER UPGRADE
                  24.5 If, following the application of clause 24.2(a), the Seller is assigned (by the relevant Current Rating Agency or Current Rating Agencies responsible for triggering the application of the clause) a short term deposit credit rating by Moody's of at least P-1 (or such other rating as is agreed between the Global Trust Manager, the Issuer Trustee, the Seller and Moody's), a short term deposit credit rating by S&P of at least A-1+_ (or such other rating as is agreed between the Global Trust Manager, the Issuer Trustee, the Seller and S&P) or a long term rating by Fitch of BBB (or such other rating as is agreed between the Global Trust Manager, the Issuer Trustee, the Seller and Fitch), or if alternative arrangements referred to in clause 24.2(b) are agreed (with the relevant Current Rating Agency or Current Rating Agencies referred to therein) which do not require the maintenance of a Seller Deposit, the Global Trust Manager will direct the Issuer Trustee to repay (and within 2 Business Days of receipt of such direction of the Issuer Trustee will repay) to the Seller from the Set-Off Account the then Seller Deposit (which has not previously been utilised in accordance with clause 24.7(b)) together with all accrued, but unpaid, interest on that amount determined in accordance with clause 24.4.

TERMINATION OF TRUST OR AMENDMENTS TO MORTGAGE LOANS
                  24.6  On the earlier of:

                        (a) the date upon which all Housing Loans that comprise part of the Purchased Mortgage Loans which are Assets of the Trust have a Waiver of Set-Off;

                        (b)   the Termination Date; and

                        (c) the Payment Date immediately following the occurrence of a Title Perfection Event,

                        the Global Trust Manager will direct the Issuer Trustee to repay (and upon receipt of such direction the Issuer Trustee will repay) to the Seller from the Set-Off Account the then Seller Deposit (which has not previously been utilised in accordance with clause 24.7(b)) together with all accrued, but unpaid, interest on that amount determined in accordance with clause 24.4.


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WITHDRAWALS FROM THE ACCOUNT
                  24.7 The Global Trust Manager may only direct the Issuer Trustee to, and the Issuer Trustee may only, make withdrawals from the Seller Deposit in the Set-Off Account as follows:

                        (a) (REPAY SELLER DEPOSIT) to repay to the Seller the Seller Deposit pursuant to clauses 24.3(a), 24.5 and 24.6; or

                        (b) (MEET SELLER OBLIGATIONS) to meet any obligation of the Seller (in that capacity) to make any payment to the Issuer Trustee pursuant to clause
                              24.1 in relation to the amount of any right of set-off exercised against the Seller referred to therein, provided that the Seller has failed to make such payment within 20 Business Days of receipt by the Seller of notice from the Issuer Trustee or the Global Trust Manager that such payment is due and unpaid.


EXECUTED as a deed.


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SCHEDULE 1        REGISTER
--------------------------------------------------------------------------------
REGISTER
                  1 The Issuer Trustee must, in respect of the Trust, keep an up to date Register in respect of that Trust. The Issuer Trustee must enter into the Register:

                        (a)   the name of the Trust;

                        (b)   the names and addresses of the Noteholders;

                        (c)   the number of Notes held by each Noteholder;

                        (d) the date on which each Noteholder was first registered in the Register;

                        (e) the date on which any person ceases to be a Noteholder;

                        (f)   the class of Note issued;

                        (g) the A$ Note Interest Rate payable in relation to the Note;

                        (h) the Final Maturity Date (if applicable) in relation to the Note;

                        (i) the account into which any payments to a Noteholder are to be paid (if applicable);

                        (j) the Invested Amount and Stated Amount, if any, in relation to the Note; and

                        (k) any other particulars the Global Trust Manager and the Issuer Trustee agree are desirable or as required under this deed.

ISSUER TRUSTEE NOT LIABLE FOR MISTAKE
                  2 The Issuer Trustee is not liable for any mistake in the Register or in any purported copy except to the extent that the mistake is attributable to the Issuer Trustee's own fraud, negligence or breach of trust.

GLOBAL TRUST MANAGER ACCEPT CORRECTNESS
                  3 The Global Trust Manager is entitled to accept the correctness of all information contained in the Register and is not liable to any person for any error in it.

INSPECTION
                  4 The Global Trust Manager, or Noteholders and their authorised representatives may inspect that part of the Register which relates to the Noteholder free of charge and on reasonable notice. The Issuer Trustee shall give a copy of the Register or part of it to the Global Trust Manager within 3 Business Days of receipt of a request from the Global Trust Manager.


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CHANGE IN INFORMATION
                  5 A Noteholder must advise the Issuer Trustee of any change to the information noted in the Register in respect of that Noteholder. Upon receipt of such advice, the Issuer Trustee must promptly update the information contained in the Register.

CLOSURE
                  6 The Issuer Trustee from time to time may close the Register but no part of the Register may be closed for more than 30 days in aggregate in any calendar year.

NOTICE OF OTHER INTEREST
                  7 Except as otherwise provided in this deed, no notice of any trust, whether express, implied or constructive, shall be entered in the Register and neither the Issuer Trustee nor the Global Trust Manager shall be affected by or compelled to recognise (even when having notice of it) any right or interest in any Note other than the Noteholders' absolute right to the entirety of them and the receipt by a Noteholder shall be a good discharge to the Issuer Trustee and Global Trust Manager.

INFORMATION
                  8 The Global Trust Manager shall furnish the Issuer Trustee with such information as the Issuer Trustee may reasonably require to maintain the Register.

CLOSURE TO CALCULATE ENTITLEMENT
                  9 In order to calculate Noteholder entitlements and interest entitlements, the Register may be closed by the Issuer Trustee from 3:30 pm on such Business Day as the Global Trust Manager may determine from time to time (not exceeding 5 Business Days) and recommence at the commencement of business on the Business Day immediately following the day the Noteholder entitlements and any coupon or interest are payable.

APPOINTMENT OF THIRD PARTY REGISTRAR
                  10 The Issuer Trustee, with the approval of the Global Trust Manager, may cause the Register to be maintained by a third party on its behalf and require that person to discharge the Issuer Trustee's obligations under this deed in relation to the Register. The Issuer Trustee is not liable for any act or omission of such person provided the Issuer Trustee has taken reasonable steps to select a person competent to perform this function.

CONCLUSIVENESS OF REGISTER
                  11 An Acknowledgment is not a certificate of title as to Notes and the Register is the only conclusive evidence of title to Notes.

WORN OUT OR LOST ACKNOWLEDGMENT
                  12 If an Acknowledgment becomes worn out or defaced, then upon production of it to the Issuer Trustee, a replacement will be issued. If an Acknowledgment is lost or destroyed, and upon proof of this to the satisfaction of the Issuer Trustee and


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                        the provision of such indemnity as the Issuer Trustee
                        considers adequate, a replacement Acknowledgment will be issued. A fee not exceeding $10 may also be charged by the Issuer Trustee for the new Acknowledgment if it so requires.

RECTIFICATION OF REGISTER
                  13    If:

                        (a)   an entry is omitted from the Register;

                        (b) an entry is made in the Register otherwise than in accordance with this deed;

                        (c)   an entry wrongly exists in the Register;

                        (d) there is an error or defect in any entry in the Register; or

                        (e) a default is made or an unnecessary delay takes place in entering into the Register that any person has ceased to be the holder of a Note or any other information,

                        the Issuer Trustee may rectify the same and the Issuer Trustee is not liable for any loss, costs or liability incurred as a result of any of the foregoing occurring.





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SCHEDULE 2        TRANSFER OF NOTES
------------------------------------------------------------------------------
FORM OF TRANSFER
                  1 All transfers of Notes must be in writing in the form of the transfer as agreed between the Global Trust Manager and the Issuer Trustee ("TRANSFER FORM").

EXECUTION OF TRANSFER
                  2 Every Transfer Form must be duly completed, duly stamped (if applicable), executed by the transferor and the transferee and delivered to the Issuer Trustee together with the Acknowledgment relating to the Notes to be transferred. The transferor is deemed to remain the owner of the Notes for all purposes until the name of the transferee is entered into the Register.

RESTRICTIONS ON TRANSFER
                  3     A Noteholder is only entitled to transfer any Notes if:

                        (a) the offer or invitation to the proposed transferee by the Noteholder in relation to the Notes does not require disclosure to investors in accordance with Part 6D.2 of the Corporations Law; and

                        (b) the transfer would not otherwise breach any restriction on transfer of the Notes contained in the Master Trust Deed or this deed.

ISSUER TRUSTEE MAY REFUSE TO REGISTER
                  4     The Issuer Trustee may refuse to register any Transfer
                        Form:

                        (a) if it is not duly completed, executed and stamped (if necessary);

                        (b) if it contravenes or fails to comply with the terms of this deed; or

                        (c) if the transfer would result in a contravention of or failure to observe the provisions of a law of a state or territory of the Commonwealth of Australia, or of the Commonwealth of Australia, or any other relevant laws.

                        The Issuer Trustee is not bound to give any reason for refusing to register any Transfer Form and its decision is final, conclusive and binding. If the Issuer Trustee refuses to register a Transfer Form, it must, as soon as practicable following that refusal, send to the Noteholder and to the parties seeking to take the transfer of the Notes notice of that refusal. The Issuer Trustee has no obligation to enquire whether a transfer of Notes complies with the restrictions in this deed.

REGISTRATION OF TRANSFEREE
                  5 Subject to the terms of this schedule, the Issuer Trustee must upon receipt of a Transfer Form register the transferee in the

                                                                              73
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                        Register. No fee is to be charged for the registration
                        of any Transfer Form.

NO TRANSFER IF REGISTER CLOSED
                  6 The Issuer Trustee may refuse to register any Transfer Form for such period as the Register is closed for any purpose.

RIGHTS AND OBLIGATIONS OF TRANSFEREE
                  7 Notes are negotiable. A transferee of Notes pursuant to this deed has the following rights and obligations from the time of registration:

                        (a) all those rights which the transferor previously had; and

                        (b) all those obligations of a Noteholder as provided by this deed as if the transferee was originally a party to it.

WHEN TRANSFER EFFECTIVE
                  8 Subject to refusal by the Issuer Trustee to register a transfer of Notes under this schedule, and subject to condition 9, a Transfer Form is deemed for the purposes of this deed to take effect and be registered from the beginning of the Business Day on which the Transfer Form was received by the Issuer Trustee, except that if a Transfer Form is received by the Issuer Trustee after
                        4.00 pm in Sydney, the Transfer Form is deemed not to be effective until the next Business Day (when the Register is open) following its receipt by the Issuer Trustee.

TRANSFER FORM RECEIVED WHEN REGISTER CLOSED
                  9 Where a Transfer Form is received by the Issuer Trustee during any period when the Register is closed under this deed, or on any day which is not a Business Day, the Transfer Form is deemed to be effective and registered (subject to refusal by the Issuer Trustee to register a transfer) from the beginning of the first Business Day on which the Register is re-opened.

ISSUE OF ACKNOWLEDGMENT
                  10 Whenever, in respect of a transfer, the Issuer Trustee is required under this deed to register a person as a Noteholder, the Issuer Trustee must issue by mail to the transferee (at the address stated on the Transfer Form), or arrange for the relevant Noteholder to collect from the Issuer Trustee, within 10 Business Days of such registration, an Acknowledgment to the transferee in respect of the relevant Notes and, where some, but not all, Notes held by a Noteholder have been transferred, issue a new Acknowledgment (within 10 Business Days of the registration) to the transferor as confirmation of the balance of the Notes registered in the name of the transferor.

FORM OF ACKNOWLEDGMENT
                  11 Acknowledgments may be engraved, lithographed or printed and must be signed, either manually, mechanically, electronically, by facsimile or by other means agreed between


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                        the Global Trust Manager and the Issuer Trustee, by an
                        Authorised Person or other delegate of the Issuer
                        Trustee.

PAYMENTS TO TRANSFEREE
                  12 Subject to this deed, upon entry of a transferee in the Register, the transferee is ipso facto entitled to receive any payments then due or which become due to the Noteholder and the Issuer Trustee is discharged for any such payment made to the transferee and, without limiting the foregoing, whether or not the entitlement to payment wholly or partly arose or accrued prior to the transfer, except that where a transfer is received after the closure of the Register as referred to in this deed for the purpose of determining entitlements to interest or principal, but prior to the date upon which that interest or principal is due to be paid in respect of the relevant Notes, then that interest and principal must be paid to the transferor and not the transferee.

MARKED TRANSFERS
                  13 The Issuer Trustee must, unless the parties otherwise agree, provide marking services in the manner set out in this schedule at the Issuer Trustee's offices or the offices of a third party appointed pursuant to this deed in Sydney. If the Issuer Trustee or a third party is requested by a Noteholder to mark a Transfer Form, the Issuer Trustee or the third party must so mark the Transfer Form. Until a period of 90 days (or such other period as determined by the Global Trust Manager and the Issuer Trustee) has elapsed from the date any Transfer Form is so marked, the Issuer Trustee or any third party must not register any Transfer Form in respect of such Notes except that marked Transfer Form.

RELIANCE ON DOCUMENTS
                  14 The Issuer Trustee is entitled to accept and assume the authenticity and genuineness of any Transfer Form or any other document unless the Issuer Trustee has reasonable grounds to believe that it has not been duly executed. The Issuer Trustee is not bound to enquire into the authenticity or genuineness of any Transfer Form or other document, nor incurs any liability for registering any Transfer Form which is subsequently discovered to be a forgery or otherwise defective, unless the Issuer Trustee had actual notice of such forgery or defect at the time of registration of such Transfer Form.

SPECIMEN SIGNATURES
                  15 The Issuer Trustee may (but need not) require each Noteholder to submit specimen signatures (and, in the case of a corporation, may require those signatures to be authenticated by a secretary or director of such Noteholder) of persons authorised to execute Transfer Forms on behalf of such Noteholder and is entitled to assume (until notified to the contrary) that such authority has not been revoked.

PERSONS ENTITLED ON TRANSMISSION
                  16 If a Noteholder dies, the Issuer Trustee and the Global Trust Manager will recognise only the survivor or survivors (where


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                        the deceased was a joint holder) or the administrators
                        (in all other cases) as having any title to the Notes registered in the name of the deceased.

REGISTRATION ON TRANSMISSION
                  17 A person who becomes entitled to a Note (and gives evidence of that entitlement to the Global Trust Manager in a form satisfactory to the Global Trust Manager and the Issuer Trustee) because of the death, insolvency, bankruptcy, insanity or other disability of a Noteholder is entitled to be registered as the Noteholder or to nominate some other person to be registered as the Noteholder.

NOTICE OF ELECTION
                  18 To effect a registration under condition 17, the person must give a written notice to the Global Trust Manager and the Issuer Trustee requesting the registration. If the Notes are to be registered in the name of a nominee of the person, the person must also execute a transfer of the Notes to the nominee. All the provisions of this deed relating to the registration of transfers apply to such a notice or transfer as if it were a transfer executed by a Noteholder.

RIGHTS OF TRANSMITTEE PRIOR TO REGISTRATION
                  19 A person who becomes entitled to a Note because of the death, insolvency, bankruptcy, insanity or other disability of a Noteholder is entitled to receive and may give a discharge for all money payable in respect of the Notes.



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SCHEDULE 3        STEPDOWN PERCENTAGE
--------------------------------------------------------------------------------
The Stepdown Percentage on a Determination Date is determined as follows:

                  1. If the Stepdown Conditions (as defined below) are not satisfied on that Determination Date, the Stepdown Percentage is 100%.

                  2. If the Stepdown Conditions are satisfied on that Determination Date, the Stepdown Percentage is 100% unless the following apply:

                        (a) if the Payment Date immediately following that Determination Date falls prior to 20 April 2004, the Stepdown Percentage is 50%;

                        (b)   if:

                              (i) the Payment Date immediately following that Determination Date falls on or after 20 April 2004 but prior to 20 April 2011; and

                              (ii)   the Class B Available Support on that
                                     Determination Date is equal to or greater than two times the Class B Required Support on that Determination Date;

                              the Stepdown Percentage is 0%;

                        (c)   if:

                              (i)    paragraph (b) above does not apply;

                              (ii) the Payment Date immediately following that Determination Date falls on or after 20 April 2006 but prior to 20 April 2011; and

                              (iii)  the Class B Available Support on that
                                     Determination Date is equal to or greater than the Class B Required Support on that Determination Date,

                              then:

                              (i) if the Payment Date immediately following that Determination Date falls on or after 20 April 2006 but prior to 20 April 2007, the Stepdown Percentage is 70%;

                              (ii) if the Payment Date immediately following that Determination Date falls on or after 20 April 2007 but prior to 20 April 2008, the Stepdown Percentage is 60%;

                              (iii) if the Payment Date immediately following that Determination Date falls on or after 20 April 2008 but prior to 20 April 2009, the Stepdown Percentage is 40%;

                              (iv) if the Payment Date immediately following that Determination Date falls on or after 20 April 2009 but prior to 20 April 2010, the Stepdown Percentage is 20%; or

                              (v) if the Payment Date immediately following that Determination Date falls on or after 20 April 2010 but prior to 20 April 2011, the Stepdown Percentage is 0%; or

                                                                              77
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                        (d)   if the Payment Date immediately following that
                              Determination Date falls on or after 20 April 2011, the Stepdown Percentage is 0%.

STEPDOWN CONDITIONS

The Stepdown Conditions are satisfied on a Determination Date if:

                  1.    the following applies:

                        (a)   the Class B Available Support on that
                              Determination Date is equal to or greater than two times the Class B Required Support on that Determination Date;

                        (b) the Aggregate Stated Amount for the Class B Notes as at the immediately preceding Determination Date is equal to or greater than 0.25% of the aggregate Initial Invested Amount of the Class B Notes as at the Closing Date;

                        (c)   either:

                              (i)    the Average Arrears Ratio on that
                                     Determination Date does not exceed 2% and the aggregate Carryover Principal Charge-Offs as at the immediately preceding Determination Date does not exceed 30% of the aggregate of Initial Invested Amounts of the Class B Notes; or

                              (ii)   the Average Arrears Ratio on that
                                     Determination Date does not exceed 4% and the aggregate Carryover Principal Charge-Offs as at the immediately preceding Determination Date does not exceed 10% of the aggregate Initial Invested Amounts of the Class B Notes; and

                        (d) the event referred to in Condition 7.3 of the Class A Note Conditions has not occurred on or prior to the Determination Date and is not expected to occur on or prior to the next Payment Date thereafter, or

                  2.    the following applies:

                        (a) that Determination Date falls on or after 20 April 2006;

                        (b) the Average Arrears Ratio on that Determination Date does not exceed 2%;

                        (c) the Aggregate Stated Amount of all the Notes (as at the immediately preceding Determination Date) is greater than 10% of the aggregate of the Initial Invested Amount of all the Notes (excluding any Redraw Notes);

                        (d) the Aggregate Stated Amount for the Class B Notes (as at the immediately preceding Determination
                              Date) is equal to or greater than 0.25% of the aggregate Initial Invested Amount of the Class B Notes as at the Closing Date; and

                        (e) the aggregate of all Carryover Principal Charge-Offs (as at the immediately preceding Determination Date) does not exceed:

                              (i) if the Determination Date falls on or after 20 April 2006 but prior to 20 April 2007, 30% of the aggregate of the Initial Invested Amounts of the Class B Notes;

                              (ii) if the Determination Date falls on or after 20 April 2007 but prior to 20 April 2008, 35% of the aggregate of the Initial Invested Amounts of the Class B Notes;

                                                                              78
--------------------------------------------------------------------------------
                              (iii) if the Determination Date falls on or after 20 April 2008 but prior to 20 April 2009, 40% of the aggregate of the Initial Invested Amounts of the Class B Notes;

                              (iv) if the Determination Date falls on or after 20 April 2009 but prior to 20 April 2010, 45% of the aggregate of the Initial Invested Amounts of the Class B Notes; or

                              (ii) if the Determination Date falls on or after 20 April 2010, 50% of the aggregate of the Initial Invested Amounts of the Class B Notes.

                  The following terms have these meanings in this schedule:

                        ARREARS RATIO means, on a Determination Date, the percentage of the Outstanding Principal Balance of the Housing Loans referable to all Purchased Mortgage Loans in relation to which default in payment of any amount due has occurred and has continued for a period of 60 days or more as at the last day of the immediately preceding Collection Period to the total Outstanding Principal Balance of the Housing Loans referable to all Purchased Mortgage Loans (calculated on the last day of the immediately preceding Collection Period).

                        AVERAGE ARREARS RATIO means, on any Determination Date, the amount (expressed as a percentage) calculated as follows:

                              SAR
                        AAR = ---
                               4

                        where:

                        AAR = the Average Arrears Ratio; and

                        SAR = the sum of the Arrears Ratios for the 4
                              Determination Dates preceding or ending on that Determination Date,

                        provided that if on that Determination Date there has not yet been 4 Determination Dates the Average Arrears Ratio in relation to that Determination Date means the amount (expressed as a percentage) calculated as follows:

                              SAR
                        AAR = ---
                               N

                        where:

                        AAR = the Average Arrears Ratio; and

                        SAR = the sum of the Arrears Ratios for all of the
                              Determination Dates preceding or ending on the Determination Date; and

                        N   = the number of Determination Dates preceding or
                              ending on that Determination Date.

                        CLASS B AVAILABLE SUPPORT in relation to a Determination Date means an amount (expressed as a percentage) calculated as follows:

                                ASA(B)
                        CBAS = --------
                               ASA + RL

                                                                              79
--------------------------------------------------------------------------------
                        where:

                        CBAS   = the Class B Available Support;

                        ASA(B) = the Aggregate Stated Amount of the Class B
                                 Notes on the immediately preceding
                                 Determination Date;

                        ASA    = the Aggregate Stated Amounts of all Notes on
                                 the immediately preceding Determination Date;
                                 and

                        RL     = the Redraw Limit on the immediately preceding
                                 Determination Date,

                        provided that, in respect of the first Determination Date, such amounts will be calculated by reference to the Initial Invested Amount of the relevant Classes of Notes and the RL will be the Redraw Limit on the Closing Date.

                        CLASS B REQUIRED SUPPORT in relation to a Determination Date means the amount (expressed as a percentage) calculated as follows:

                               IIAB
                        CBAS = ----
                               AIIA


                        where:

                        CBRS = the Class B Required Support;

                        IIAB = the aggregate Initial Invested Amount of the
                               Class B Notes; and

                        AIIA = the aggregate of the A$ Equivalent of Initial
                               Invested Amounts of the Class A Notes, and the Initial Invested Amounts for the Class B Notes.

                                                                              80
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EXECUTION PAGE
--------------------------------------------------------------------------------

SIGNED SEALED AND DELIVERED         )
by                                  )
as attorney for PERPETUAL TRUSTEE   )
COMPANY LIMITED under power of      )
attorney dated                      )
                                    )
in the presence of:                 )
                                    )
 ................................    )
Signature of witness                )
                                    )
 ................................    )
Name of witness (block letters)     )
                                    )
 ................................    )      ...................................
Address of witness                  )      By executing this deed the
                                    )      attorney states that the attorney
 ................................    )      has received no notice of
Occupation of witness               )      revocation of the power of attorney




SIGNED by                           )
on behalf of and SEALED AND         )
DELIVERED by HOMESIDE               )
GLOBAL MBS MANAGER, INC. in         )
the presence of:                    )
                                    )
 ................................    )
Signature of witness                )
                                    )
 ................................    )
Name of witness (block letters)     )
                                    )
 ................................    )
Address of witness                  )
                                    )      .................................
 ................................    )      By executing this deed the
Occupation of witness               )      signatory states that the
                                    )      signatory has received no notice
                                    )      of revocation of the authority
                                    )      under which this deed is executed

                                                                              81
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SIGNED SEALED AND DELIVERED         )
by                                  )
as attorney for NATIONAL            )
AUSTRALIA BANK LIMITED under        )
power of attorney dated             )
                                    )
in the presence of:                 )
                                    )
 ................................    )
Signature of witness                )
                                    )
 ................................    )
Name of witness (block letters)     )
                                    )      ...................................
 ................................    )      By executing this deed the
Address of witness                  )      attorney states that the attorney
                                    )      has received no notice of
 ................................    )      revocation of the power of attorney
Occupation of witness               )



SIGNED SEALED AND DELIVERED         )
by                                  )
as attorney for P.T. LIMITED under  )
power of attorney dated             )
                                    )
in the presence of:                 )
                                    )
 ................................    )
Signature of witness                )
                                    )
 ................................    )
Name of witness (block letters)     )
                                    )
 ................................    )      ...................................
Address of witness                  )      By executing this deed the
                                    )      attorney states that the attorney
 ................................    )      has received no notice of
Occupation of witness               )      revocation of the power of attorney
                                    )

                                                                              82
--------------------------------------------------------------------------------
SIGNED SEALED AND DELIVERED         )
by                                  )
as attorney for NATIONAL            )
AUSTRALIA BANK LIMITED              )
(TRADING AS HOMESIDE) under power   )
of attorney dated                   )
                                    )
in the presence of:                 )
                                    )
 ................................    )
Signature of witness                )
                                    )
 ................................    )
Name of witness (block letters)     )
                                    )
 ................................    )      ...................................
Address of witness                  )      By executing this deed the
                                    )      attorney states that the attorney
 ................................    )      has received no notice of
Occupation of witness               )      revocation of the power of attorney




SIGNED by                           )
on behalf of and SEALED AND         )
DELIVERED by HOMESIDE               )
MORTGAGE SECURITIES, INC. in        )
the presence of:                    )
                                    )
 ................................    )
Signature of witness                )
                                    )
 ................................    )
Name of witness (block letters)     )
                                    )
 ................................    )
Address of witness                  )
                                    )      ..................................
 ................................    )      By executing this deed the
Occupation of witness               )      signatory states that the
                                    )      signatory has received no notice
                                    )      of revocation of the authority
                                           under which this deed is executed